As filed with the Securities and Exchange Commission on or about April 24, 2026

Registration Statement File No. 033-23126
Registration Statement File No. 811-08075

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐  Pre-Effective Amendment No.

☒ Post-Effective Amendment No. 44

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒ Amendment No. 298
(Check appropriate box or boxes.)

Massachusetts Mutual Variable Life Separate Account I
(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company
(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111-0001
(Address of Depositor’s Principal Executive Offices)

(413) 788-8411
(Depositor’s Telephone Number, including Area Code)

Gary Murtagh
Head of Insurance Product & Operations Law
Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, Massachusetts 01111-0001
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☒	on April 27, 2026 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on __________ pursuant to paragraph (a)(1) of rule 485 under the Securities Act.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Units of Interest in Variable Life Plus (VLP), an individual, flexible premium, variable whole life insurance policy.

Variable Life Plus (VLP)

Issued by Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Life Separate Account I

This prospectus describes an individual, flexible premium, variable whole life insurance policy (policy) issued by Massachusetts Mutual Life Insurance Company (MassMutual®, Company, we, us, or our).   While this policy is In Force, it provides lifetime insurance protection on the Insured. The policy is not a way to invest in mutual funds and is not suitable for short-term investment. The Owner (you or your) should consider the policy in conjunction with other life insurance you own. Replacing any existing life insurance policy with this policy or financing the purchase or maintenance of the policy through a loan or through withdrawals from another policy may not be to your advantage.

The policy is no longer available for sale. However, we continue to administer existing policies.

The policy offers a number of investment choices, including a Guaranteed Principal Account (GPA) and one or more variable investment divisions (Separate Account Divisions) offered through our separate account, Massachusetts Mutual Variable Life Separate Account I (Separate Account). Each Separate Account Division, in turn, invests in the Funds listed in Appendix A to this prospectus.

You bear the investment risks of any premium allocated to these Separate Account Divisions. The death benefit may vary and the Cash Surrender Value will vary, depending on the investment performance of the Funds.

The policy is not (1) a bank or credit union deposit or obligation; (2) FDIC or NCUA insured; (3) insured by any federal government agency or (4) guaranteed by any bank or credit union. The policy may go down in value and provides guarantees that are subject to our financial strength and claims-paying ability.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy nor is it an offer to sell the policy to anyone to whom it is illegal to offer the policy. The policy is no longer offered for sale. Owners may, however, continue to make premium payments under existing policies.

YOU MAY CANCEL YOUR POLICY WITHIN 10 DAYS OF RECEIVING IT WITHOUT PAYING FEES OR PENALTIES.

In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the premiums you paid less any withdrawals and any Policy Debt or your Account Value less any withdrawals and any Policy Debt. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

Additional information about certain investment products, including variable life insurance policies, has been prepared by the Securities and Exchange Commission staff and is available at www.investor.gov.

The SEC has not approved or disapproved the policy or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

Please read this prospectus before investing. You should keep it for future reference.

Effective April 27, 2026

Glossary

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the policy, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms.

Account Value. The value of your investment in the Separate Account Divisions and the GPA.

Accumulation Unit. A unit of measure that we use to determine the value in each Separate Account Division.

Administrative Office. MassMutual Customer Service Center, PO Box 1865, Springfield, MA 01102-1865, (800) 272-2216, (Fax) (866) 329-4527, www.MassMutual.com

Attained Age.  The Insured’s age on the Issue Date plus the number of completed Policy Years.

Cash Surrender Value. Account Value less any surrender charges and Policy Debt.

Free Look. Your right to cancel the policy and receive a refund.

Fund(s). The investment entities in which the Separate Account Divisions invest.

Good Order. The actual receipt by our Administrative Office of the instructions related to a request or transaction in writing (or, when permitted, by telephone, fax, website, or other electronic means), within the time limits, if any, along with all forms, information and supporting legal documentation we require to effect the request or transaction. This information includes, to the extent applicable: the completed application or instruction form; your policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Separate Account Divisions affected by the request or transaction; the signatures of all Owners; if necessary, Social Security Number or Tax Identification number; tax certification; and any other information or supporting documentation we may require including consents, certifications and guarantees. Instructions must be complete and sufficiently clear so that we do not need to exercise any discretion to follow such instructions. We may, in our sole discretion, determine whether any particular request or transaction is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time. If you have any questions, you may contact our Administrative Office before submitting the form or request.

Grace Period. A period that begins when the Account Value less Policy Debt is not sufficient to cover the monthly charges due and your policy stays In Force, during which you can pay the amount of premium needed to avoid termination.

In Force. Your policy  has not terminated.

Initial Selected Face Amount. The Selected Face Amount on the Policy Date.

Insurance Risk. The difference between the death benefit and the Account Value.

Insured. The person on whose life the policy is issued.

Issue Date. The date we issue the policy. The Issue Date starts the contestability and suicide periods.

Minimum Face Amount. The minimum face amount needed for the policy to qualify as life insurance under Section 7702 of the Internal Revenue Code of 1986, as amended.

Modified Endowment Contract (MEC). A special type of life insurance under federal income tax law. Specifically, the law prescribes a test that is intended to differentiate between policies that are purchased primarily for certain tax advantages, versus policies that are purchased primarily for death protection. MECs are still life insurance and offer tax-free death benefits and tax-deferred cash value accumulation. However, pre-death distributions (including loans) are taxed as “income first” (not cost basis first), meaning they are taxable to the extent of gain in the policy. In addition, distributions may be subject to a 10% additional tax.

Monthly Calculation Date. The Policy Date and the same day of each succeeding calendar month.

Net Premium. A premium payment received in Good Order minus the premium expense charge.

Planned Premium. The amount selected by you to be paid on a periodic basis to keep your policy In Force.

Policy Anniversary. The anniversary of the Policy Date.

Policy Date. The starting point for determining the Policy Anniversaries, Policy Years, and Monthly Calculation Dates. It is also the day we first deduct monthly charges under the policy.

Policy Debt. All outstanding loans plus accrued interest.

Policy Debt Limit. When total Policy Debt exceeds the Account Value less surrender charges.

Policy Termination. An event where your policy is no longer In Force due to the Account Value less any Policy Debt becoming too low to support your policy’s monthly charges, or if the total Policy Debt exceeds the Account Value less any surrender charges.

Policy Year. The twelve-month period beginning with the Policy Date, and each successive twelve-month period thereafter.

Selected Face Amount. An amount used to determine the insurance coverage the policy provides while it is In Force.

Separate Account Division. A variable investment division offered through our Separate Account that invests in the corresponding underlying Fund.

Valuation Date. Any day on which the net asset value of the units of each division of the Separate Account is determined. Generally, this is any date the New York Stock Exchange (NYSE), or its successor, is open for trading. A Valuation Date ends when the NYSE closes (usually 4 p.m. Eastern Time).

Written Request. A written or electronic communication or instruction in Good Order sent by you to us at our Administrative Office.

Important Information You Should Consider About the Policy

	FEES AND EXPENSES	LOCATION IN PROSPECTUS
Charges for Early Withdrawals

If you surrender the policy, decrease the Selected Face Amount, or the policy lapses in the first 15 Policy Years or the first 15 years following an increase in Selected Face Amount, a surrender charge may apply. For the Initial Selected Face Amount, rates are based on the Insured’s issue age, gender, risk class, and coverage year. For each increase in the Selected Face Amount, rates are based on the Insured’s Attained Age, gender, risk class on the effective date of the increase, and coverage year. The surrender charge is the sum of surrender charges for the Initial Selected Face Amount and all Selected Face Amount increases.
For a 35-year-old male Insured, non-tobacco user, in the standard risk classification, with an initial premium of $100,000, $1,000,000 Selected Face Amount and no increases in Selected Face Amount, upon surrender in the first Policy Year, a charge of up to $8,341.00 could be assessed.

Fee Tables – Transaction Fees – Surrender Charges Charges and Deductions – Transaction Fees – Surrender Charges Death Benefit – Right to Change the Selected Face Amount
Transaction Charges

In addition to surrender charges, you also may be charged for other transactions.
Premium Expense Charge. We deduct a premium expense charge from each premium you pay. The current premium expense charge is 5.00% of each premium during all Policy Years (3.00% Sales Charge plus 2.00% Premium Tax Charge). The maximum charge is 7.50% of each premium in all Policy Years (5.50% Sales Charge plus 2.00% Premium Tax Charge).
Withdrawal Fee. If you withdraw a portion of your Account Value, we can assess a withdrawal fee. We have waived the current fee. The maximum withdrawal fee we can assess is the lesser of $25 per withdrawal or 2.00% of the amount withdrawn.
Rider Processing Fee. We assess a one-time processing fee of $250 when you exercise the Accelerated Death Benefit Rider for Terminal Illness.

Fee Tables – Transaction Fees Fee Tables – Periodic Charges Other than Annual Fund Operating Expenses Charges and Deductions – Transaction Fees

	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Ongoing Fees and Expenses

In addition to surrender charges and transaction charges, an investment in the policy is subject to certain ongoing fees and expenses. Some of these fees and expenses, such as the insurance charge and the cost of certain optional riders, are set based on characteristics of the Insured (e.g., age, sex, and risk classification). You should view the policy’s specifications pages for rates applicable to your policy.
You also will bear fees and expenses associated with the Funds you choose, as shown below.

Fee Tables – Periodic Charges Other than Annual Fund Operating Expenses Charges and Deductions – Monthly Charges Against the Account Value Appendix A
	Annual Fee	Minimum	Maximum
	Fund options (Fund fees and expenses)	0.29%(1)	0.85%(1)

(1)	As a percentage of Fund assets.

	RISKS	LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this policy.	Principal Risks – Investment Risks General Information About the Company, the Separate Account and the Underlying Funds – Underlying Funds
Not a Short-Term Investment

This policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
Surrender charges apply for the first 15 Policy Years and the first 15 years following an increase in Selected Face Amount. These charges will reduce the amount payable to you if you surrender the policy during those times.

Overview of the Policy – What is the policy, and what is it designed to do? Principal Risks – Suitability
Risks Associated with Investment Options

An investment in this policy is subject to the risk of poor investment performance and can vary depending upon the performance of the underlying Funds you choose.
Each investment option (including any fixed account investment option) has its own unique risks. You should review the prospectuses for the available Funds before making an investment decision.

Principal Risks – Investment Risks General Information About the Company, the Separate Account and the Underlying Funds – Underlying Funds
Insurance Company Risks

An investment in the policy is subject to the risks related to the Depositor (MassMutual). Any obligations (including under any fixed account investment option), guarantees, or benefits of the policy are subject to the claims-paying ability of MassMutual. If MassMutual experiences financial distress, it may not be able to meet its obligations to you. More information about MassMutual, including its financial strength ratings, is available at www.MassMutual.com/ratings.

General Information About the Company, the Separate Account, and the Underlying Funds – The Guaranteed Principal Account (GPA)
Policy Lapse

Your policy could terminate (or lapse) if the Account Value less any Policy Debt becomes too low to support the policy’s monthly charges, or if total Policy Debt exceeds the Account Value less any surrender charges. Factors that may cause your policy to lapse include: insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest. If your policy lapses, you may be able to reinstate it. To reinstate your policy, you must provide us certain written materials we require as well as a premium payment sufficient to keep the policy In Force for three months after reinstatement. The death benefit will not be paid if the policy has lapsed.

Principal Risks – Policy Termination Policy Termination and Reinstatement

	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments

Generally, you may transfer Account Value among the Separate Account Divisions and the GPA, subject to certain limitations.
Transfers of the policy’s Account Value are subject to the following conditions:

•

Transfers from the GPA are limited to one per Policy Year  and may not exceed 25% of your Account Value in the GPA (less any Policy Debt).There is one exception to this rule. If you have transferred 25% of the GPA Value (less any Policy Debt) for three consecutive years and you have not added any Net Premiums or transferred amounts to the GPA during these three consecutive years, you may transfer the remainder of the GPA Value (less any Policy Debt) out of the GPA in the succeeding Policy Year.

•

Transfers are not permitted during the Free Look period for those policies in which we refund the premium paid less withdrawals and Policy Debt.

•

Transfers (including transfers through automated programs) cannot be processed during a Grace Period.

In addition, we reserve the right to reject or restrict transfers if we determine the transfers reflect frequent trading or a market timing strategy, or we are required to reject or restrict by the applicable Fund.
MassMutual also reserves the right to remove or substitute Funds as investment options that are available under the policy.

Transfers General Information About the Company, the Separate Account and the Underlying Funds – Underlying Funds – Addition, Removal, Closure, or Substitution of Funds
Optional Benefits

Optional benefits, such as riders, may alter the benefits or charges under your policy. Rider availability and benefits may vary by state of issue, and their election may have tax consequences. Riders may have restrictions or limitations. If you elect a particular rider, it may restrict or enhance the terms of your policy, or restrict the availability or terms of other riders.

Other Benefits Available Under the Policy

	TAXES	LOCATION IN PROSPECTUS
Tax Implications
•

You should consult with a tax professional to determine the tax implications of an investment in and payments received under the policy.

•

If you purchase the policy through a qualified retirement plan, you do not receive any additional tax deferral.

•

Withdrawals and partial surrenders are taxed as recovery of cost basis first and income second. Loans and collateral assignments are not taxable when taken. Any gain on your policy is taxed as ordinary income.

•

If your policy becomes a Modified Endowment Contract or MEC, loans, collateral assignments, withdrawals, and other pre-death distributions will be taxed as income first and recovery of cost basis second. You may have to pay a penalty tax if you take a distribution before you attain age 59½.

Federal Income Tax Considerations

	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation

Your registered representative may receive compensation in the form of commissions for selling the policy to you. If your registered representative is also a MassMutual insurance agent, they are also eligible for certain cash and non-cash benefits from us. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency (policy retention). Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of the policy may help these registered representatives and their supervisors qualify for such benefits.
This conflict of interest may influence your registered representative to offer or recommend this policy over another investment.

Other Information – Distribution
Exchanges

Because the policy is no longer sold, you would not be affected by a scenario in which you are asked to replace an existing life insurance policy you own with a new purchase of this policy. However, in general, you should be aware that some investment professionals may have a financial incentive to offer you a new policy in place of the one you already own. Thus, in general, you should only exchange your life insurance policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new life insurance policy rather than continue to own the existing policy.

Other Benefits Available Under the Policy – Right to Exchange

Overview of the Policy

What is the policy, and what is it designed to do?

The policy is a variable life insurance policy that provides a death benefit. It is designed to allow you to fund your life insurance needs through investment in a Guaranteed Principal Account (GPA) and one or more of the variable investment divisions of the Massachusetts Mutual Variable Life Separate Account I (Separate Account). The policy allows you to allocate your Net Premiums and Account Value among the various investment choices. Your Account Value will vary based on performance of the investment choices you select and the fees and charges under the policy.

In exchange for your premium payments, we will pay the beneficiary a death benefit when the Insured dies while the policy is In Force.

Variable life insurance is designed to help meet long-term insurance needs. It is not suitable as a vehicle for short-term savings. You should not purchase the policy if you will need the premium payments in a short period of time. The policy is not intended for people who need to take early or frequent withdrawals or who intend to engage in frequent trading among the investment divisions of the Separate Account. You should consider your need for cash, time horizon for investment and financial goals before submitting an application to purchase the policy. You may want to consult your financial or tax adviser.

How are premium payments treated under the policy?

When you apply for the policy, you select (within certain limitations) the Planned Premium amount and the payment frequency (annual, semiannual, quarterly, or monthly). The Planned Premium amount is based on a number of factors, including, but not limited to, the Selected Face Amount, the Insured’s issue age, gender and risk classification. Generally, you determine the first premium you want to pay for the policy, but it must be at least equal to the Minimum Initial Premium. The Minimum Initial Premium depends on the premium frequency you choose, the policy’s Initial Selected Face Amount, the Insured’s age, gender and risk classification, and whether the policy has any riders.

After the first premium has been paid, the policy offers premium flexibility, which allows subsequent premium payments to be paid in any amount and at any time, within certain limits. Although you must maintain sufficient Account Value to keep the policy In Force, there is no required schedule for premium payments. You should review the Premium Flexibility section of the prospectus for additional important information.

When a premium payment is received in Good Order, we deduct a premium expense charge to generally cover taxes and acquisition expenses, and the remaining amount, known as the Net Premium, is allocated among the Separate Account Divisions and the GPA according to your current allocation instructions. Depending on the state in which we issue the policy, we may hold your initial Net Premium payments in the money market division until the Free Look period is completed.

Investments in your policy’s Separate Account Divisions are held in an account separate from the general assets of the Company. We have established a segment within the Separate Account to receive and invest premium payments for the Variable Life Select policies. Currently, the Variable Life Select segment is divided into seven Separate Account Divisions. Each Separate Account Division purchases shares in a corresponding Fund. Information about each corresponding Fund is provided at the back of this prospectus. Please see “Appendix A – Funds Available Under the Policy.”

Net Premium and Account Value allocated to the GPA become part of the Company’s General Investment Account, which supports life insurance and annuity obligations, and are dependent on the Company’s financial strength and claims-paying ability.  You do not participate in the investment performance of the assets in our General Investment Account. Instead, we guarantee that amounts allocated to the GPA, in excess of Policy Debt, will earn interest at a minimum rate of 4% per year. We may credit a higher rate at our discretion.

Payment of insufficient premiums may result in the policy lapsing. There is no guarantee that the policy will remain In Force as a result of making Planned Premium payments.

Federal law, such as the Internal Revenue Code of 1986, as amended (IRC), places restrictions on the amount of money you may put into a life insurance contract and still meet the definition of life insurance for tax purposes. In order for your policy to meet the IRC’s guidelines, we follow the Cash Value Accumulation Test. Under this test, any premium payment that would exceed its limits may only be accepted if the Insured provides us with satisfactory evidence of insurability.

What are the primary features and options that the policy offers?

•	Death Benefit. The policy offers a death benefit. Please see the “Death Benefit” section for more information.

•	Selected Face Amount Changes. You may request an increase or decrease in the Selected Face Amount. If you change your Selected Face Amount, your policy charges, including surrender charges, will change accordingly. If the policy’s Account Value (or Cash Surrender Value if there is Policy Debt) cannot keep the policy In Force with the requested change in Selected Face Amount, a premium payment may be required.

•	Investment Options. You can choose to allocate your Net Premium payments and Account Value among various investment choices. Your choices include the Separate Account Divisions, each of which invests in an underlying Fund, and the Guaranteed Principal Account (GPA).

•	Surrenders and Withdrawals. You may surrender your policy, and we will pay you its Cash Surrender Value (Account Value less any surrender charges and Policy Debt). You may also withdraw a part of the Account Value. A withdrawal reduces the policy values, may reduce the Selected Face Amount of the policy, and may increase the risk that the policy will terminate or lapse. Surrenders and withdrawals may have adverse tax consequences.

•	Loans. You may take a loan on the policy once your Account Value exceeds the total of any surrender charges. The policy secures the loan. Taking a loan may have adverse tax consequences and will increase the risk that your policy may terminate or lapse. Interest charges will apply.

•	Transfers. Generally, you may transfer funds among the Separate Account Divisions and the GPA, subject to certain limitations.

•	Assignability. You may generally assign the policy as collateral for a loan or other obligation.

•	Tax Treatment. You are generally not taxed on the policy’s earnings until you withdraw Account Value from your policy. This is known as tax deferral.

•	Additional Rider Benefits. There are additional benefits you may add to your policy by way of riders. An additional charge may apply if you elect a rider. The riders available with this policy are listed in the “Other Benefits Available Under the Policy” section.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering or making withdrawals from the policy. Please refer to your policy’s specification pages for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time you buy the policy, surrender the policy, take Account Value out of the policy,  or exercise certain rider options.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Premium Expense Charge	When you pay premium	Maximum:	7.50% of each premium payment (5.50% Sales Charge plus 2.00% Premium Tax Charge)
		Current:	5.00% of each premium payment (3.00% Sales Charge plus 2.00% Premium Tax Charge)

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Surrender Charges(1)(2)(3) Surrender charges generally apply for the first 15 Policy Years and the first 15 years following an increase in Selected Face Amount.	Upon surrender, at the time of an elected decrease in Selected Face Amount, or policy lapse.	Maximum: Coverage Years 1-15:

Administrative Surrender Charge: Year 1: $5 per $1,000 of Selected Face Amount
Years 2-10: grades to $0 per $1,000 of Selected Face Amount
Years 11+: $0.00
Plus
Sales Load Surrender Charge:
Years 1-10: 24.5% of premiums paid for the coverage up to the Surrender Charge Band, 4.5% of premium paid for the coverage in excess of the Band up to twice the Band, and 3.5% of premium paid for the coverage in excess of twice the Band up to three times the Band
Years 11-15: these factors are reduced, by factors set forth in the policy, to zero by the end of the 15th Year.

		Coverage Years 16+:	$0
		Current: Coverage Years 1-15:

Administrative Surrender Charge: Year 1: $5 per $1,000 of Selected Face Amount
Years 2-10: grades to $0 per $1,000 of Selected Face Amount
Years 11+: $0.00
Plus
Sales Load Surrender Charge:
Years 1-10: 24.5% of premiums paid for the coverage up to the Surrender Charge Band, 4.5% of premium paid for the coverage in excess of the Band up to twice the Band, and 3.5% of premium paid for the coverage in excess of twice the Band up to three times the Band
Years 11-15: these factors are reduced, by factors set forth in the policy, to zero by the end of the 15th Year.

		Coverage Years 16+:	$0
		Representative Insured: Male, Age 35, Non-Tobacco, Standard Risk(1)(2)(3)(4)	First Coverage Year: Administrative Surrender Charge: $5.00 per $1,000 of Selected Face Amount; plus Sales Load Surrender Charge: 24.5% of premiums paid

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Accelerated Death Benefit Rider for Terminal Illness(5) This rider is no longer issued	When you elect an accelerated death benefit payment	Maximum:	$250
		Current:	$150-$250
(1)	For the Initial Selected Face Amount, the rates vary by the Insured’s gender, issue age, and year of coverage. For each increase in the Selected Face Amount, the rates are based on the Attained Age and gender of the Insured on the effective date of the increase and the year of coverage. The surrender charge is shown in the policy’s specifications pages. The rates in this table may not be representative of the charge that a particular Owner will pay. If you would like information on the surrender charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at (800) 272-2216.
(2)	Under certain circumstances, the surrender charge may not apply when exchanging this policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. Please see “Adjustment to Surrender Charges Endorsement (for internal replacements)” in the “Additional Benefits” sub-section of the “Other Benefits Available Under the Policy” section for additional information.
(3)	Surrender charges generally apply for the first 15 Policy Years and the first 15 years following an increase in Selected Face Amount. The administrative surrender charge remains level for the first year and then decreases by 0.833% each month during years two through ten. The administrative surrender charge is zero in years eleven and beyond. The sales load surrender charge is a percentage of premiums paid. The percentage remains level for the first ten years, then decreases starting in year eleven, reaching zero by the end of the fifteenth year. The Surrender Charge Band is set forth in the policy and is a series of premium thresholds (that vary by issue age and gender) that are used when calculating the sales load component of the surrender charge.
(4)	The rates shown for the ‘‘representative insured’’ are first year rates only.
(5)	The fee we deduct may vary by state, but will not exceed $250.

Processing Fees
Charge	When Charge is Deducted	Amount Deducted
Withdrawal Fee	When you withdraw a portion of your Account Value from the policy.	Maximum:	The lesser of $25 per withdrawal or 2% of the amount withdrawn
		Current:	$0

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, other than Fund fees and expenses.

Periodic Charges Other than Annual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Base Contract Charge:
Mortality Charge(1)	Monthly, on the policy’s Monthly Calculation Date	Maximum:	$83.33 per $1,000 of Insurance Risk
		Minimum:	$0.05442 per $1,000 of Insurance Risk
		Current:	$0.05442-$25.14283 per $1,000 of Insurance Risk
		Representative Insured: Male, Age 35, Non-Tobacco, Standard Risk(1)(2)	$0.12651 per $1,000 of Insurance Risk
Substandard Risk Charge(3)	Monthly, on the policy’s Monthly Calculation Date	Maximum:	$83.33 per $1,000 of Insurance Risk
		Current:	$0.014-$83.33 per $1,000 of Insurance Risk
Administrative Charge	Monthly, on the policy’s Monthly Calculation Date	Maximum:	$8 per policy
		Current:	Tax Qualified policies and policies issued under our simplified underwriting: $5.25 per policy All other policies: $4.00 per policy
Mortality & Expense Risk Charge	Daily	Maximum:	0.40% of the policy’s average daily net assets in the Separate Account
		Current:	0.40% of the policy’s average daily net assets in the Separate Account
Loan Interest Rate Expense Charge(4)	Daily, if there is Policy Debt.	Maximum:	2.00% annually as a percentage of loaned amount
		Current:	0.90% annually as a percentage of loaned amount
Optional Benefit Charges:
Accidental Death Benefit Rider(5) This rider is no longer issued.	Monthly, on the policy’s Monthly Calculation Date	Maximum:	$0.06591 - $0.12929 per $1,000 of Rider Face Amount
		Current:	$0.06591 - $0.12929 per $1,000 of Rider Face Amount
		Representative Insured: Male, Age 35, Non-Tobacco, Standard Risk(2)(5)	$0.06591 per $1,000 of Rider Face Amount

Periodic Charges Other than Annual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Insurability Protection Rider(6) This rider is no longer issued.	Monthly, on the policy’s Monthly Calculation Date	Maximum:	$0.043-$0.179 per $1,000 of Rider Face Amount
		Current:	$0.043-$0.179 per $1,000 of Rider Face Amount
		Representative Insured: Male, Age 35, Non-Tobacco, Standard Risk(6)	$0.154 per $1,000 of Rider Face Amount
Waiver of Monthly Charges Rider(7)(8)(9) This rider is no longer issued	Monthly, on the policy’s Monthly Calculation Date	Maximum:	$0.036 - $0.349 per $1 of Monthly Deduction(7)
		Current:	$0.036 - $0.349 per $1 of Monthly Deduction(7)
		Representative Insured: Male, Age 35, Non-Tobacco, Standard Risk	$0.058 per $1 of Monthly Deduction(7)
(1)	The rates vary by a number of factors including, but not limited to, the Insured’s gender, Attained Age, and risk classification. The rates may not be representative of the charge that a particular Owner will pay. If you would like information on the mortality charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at (800) 272-2216.
The mortality charge rates reflected in this table are for standard risks. The maximum mortality charge rates are based on the 1980 Commissioners’ Standard Ordinary (1980 CSO) Tables. Insurance Risk is a liability of the insurance company and is equal to the difference between the death benefit and the Account Value.
(2)	The rates shown for the “representative insured” are first year rates only.
(3)	Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history (i.e., substandard risks). These fees can be in the form of higher rates known as table ratings and/or flat extra charges. Table ratings and flat extra charges are components in the calculation of the mortality charges for the base policy and any applicable monthly rider mortality charges. Substandard risk charges only apply if certain factors result in an Insured having a substandard rating and will be shown in the policy’s specifications pages. Note that the mortality charges, including any table ratings and/or flat extra charges, will not exceed $83.33 per $1,000 of Insurance Risk. For additional information, refer to the “Monthly Charges Against the Account Value” sub-section of the “Charges and Deductions” section of this prospectus.
(4)	We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts.
(5)	The rates vary by the Insured’s Attained Age.
(6)	The rates vary by the Insured’s issue age.
(7)	The rates vary by the Insured’s gender and Attained Age. The policy’s “monthly deduction” is the sum of the following current monthly charges: (a) administrative charge; (b) insurance charge; and (c) any applicable rider charges.
(8)	For substandard risks, the rates may be increased by a multiple of 0.5, 1 or 2 times the standard rate shown.
(9)	The rates shown are for standard risks and vary by the Insured’s gender and Attained Age. The rates in this table may not be representative of the charge that a particular Owner will pay. If you would like information on the rates for your particular situation, you can request a personalized illustration from your registered representative or by calling out Administrative Office at (800) 272-2216.

All of the monthly charges listed in the table above are deducted proportionately from the then current Account Values in the Separate Account and the GPA (unless you direct us to deduct monthly charges from one Separate Account Division or from the GPA). The mortality and expense risk charge is deducted from the assets of the Separate Account only.

The next table shows the minimum and maximum total operating expenses charged by any of the Funds in which your Separate Account Divisions invest that you may pay periodically during the time that you own the policy. A complete list of Funds in which the Separate Account Divisions invest, including their annual expenses, may be found at the back of this document in Appendix A. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.(1)

Annual Fund Operating Expenses	Minimum	Maximum
(expenses are deducted from Fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses)	0.29%	0.85%
(1)	The Fund expenses used to prepare this table were provided to us by the Funds. We have not independently verified such information provided to us by Funds that are not affiliated with us.

Principal Risks

Investment Risks

The value of your policy will fluctuate with the performance of the Separate Account Divisions you select. Your Separate Account Divisions may decline in value or they may not perform to your expectations. You bear the investment risk of any Account Value invested in the Separate Account Divisions. It is possible you could lose your entire investment.

The type of investments that a Fund company makes will also create risk. A comprehensive discussion of the risks of each of the Funds underlying the Separate Account Divisions may be found in that Fund’s prospectus. You should read the Fund’s prospectus carefully before investing.

Suitability

Variable life insurance is designed to help meet long-term financial goals. It is not suitable as a vehicle for short-term savings. You should not purchase the policy if you will need the premium payment in a short period of time. We may restrict short-term investment strategies.

Early Surrender

If you surrender your policy, you will be subject to surrender charges during the first 15 Policy Years and during the first 15 years after an increase in the policy’s Selected Face Amount. The surrender charge will reduce the proceeds payable to you. In some situations, it is possible that there will be little or no value in the policy after the surrender charges are deducted. An early surrender can also result in adverse tax consequences.

Withdrawals

A withdrawal will reduce your policy’s Account Value by the amount withdrawn. If the policy’s Account Value is reduced to a point where it cannot meet a monthly deduction, your policy may terminate. A withdrawal may also reduce your policy’s Selected Face Amount and may have adverse tax consequences.

Loans

Taking a loan from your policy has several risks: (1) it may increase the risk that your policy will terminate; (2) it will have a permanent effect on your policy’s Cash Surrender Value; (3) it may increase the amount of premium needed to keep the policy In Force; (4) it will reduce the death benefit proceeds; and (5) it may have adverse tax consequences.

Policy Termination

Your policy could terminate if the Account Value of the policy becomes too low to support the policy’s monthly charges. In addition, the policy could terminate if the total Policy Debt Limit is reached (i.e., when Policy Debt equals or exceeds the Account Value less any surrender charges that apply: (1) on a Monthly Calculation Date or (2) on the Valuation Date a premium payment is received, if the policy is in the Grace Period). Factors that may cause your policy to terminate include: insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest. Poor investment performance of the Funds selected by the Owner and the deduction of policy fees and monthly charges may result in termination of the policy even if all Planned Premiums are timely paid. No death benefit or other benefits under the policy will be paid once the policy terminates.

Limitations on Access to Cash Value

•	Withdrawals were not available in the first six months of the first Policy Year.

•	We may not allow a withdrawal if it would reduce the Selected Face Amount to less than the policy’s Minimum Face Amount.

•	The minimum withdrawal is $100 and the Account Value remaining after a withdrawal is processed must be at least equal to the sum of the planned minimum annual premiums to date.

•	There may be little to no cash value available for loans and withdrawals in the policy’s early years.

Insurance Company Insolvency

It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the guarantees and benefits that we promise that exceed the value of the assets in the Separate Account.

Adverse Tax Consequences

Certain transactions (including, but not limited to, withdrawals, surrenders and loans) may lead to a taxable event. Under certain circumstances (usually if your premium payments in the first seven years or less exceed specified limits), your policy may become a “Modified Endowment Contract” (MEC). Under federal tax law, loans, collateral assignments, withdrawals, and other pre-death distributions received from a MEC  are taxed as income first and recovery of cost basis second. Also, distributions includible in income received before you attain age 59½ may be subject to a 10% penalty tax. Existing tax laws that benefit this policy may change at any time.

Policy Charge Increase

We have the right to increase certain policy and rider charges; however, the charges will not exceed the maximum charges identified in the fee tables. If we increase a policy or rider charge, you may need to increase the amount and/or frequency of your premiums to keep your policy In Force. We will notify the Owner of any such changes through a prospectus supplement.

Cybersecurity and Certain Business Continuity Risks

Our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data and breaches of regulation may lead to a materially adverse effect on our results of operations and corporate reputation. In addition, we must commit significant resources to maintain and enhance our existing systems in order to keep pace with applicable regulatory requirements, industry standards and customer preferences. If we fail to maintain secure and well-functioning information systems, we may not be able to rely on information for product pricing, compliance obligations, risk management and underwriting decisions. In addition, we cannot assure investors or consumers that interruptions, failures or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. The occurrence of any of these events may have a materially adverse effect on our businesses, results of operations and financial condition. For additional detail regarding cybersecurity and related risks, please see “Other Information – Computer System, Cybersecurity, and Service Disruption Risks” in this prospectus.

General Information about the Company, the Separate Account and the Underlying Funds

The Company

MassMutual and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S., the District of Columbia and Puerto Rico. Products and services are offered primarily through MassMutual’s distribution channels: MassMutual Financial Advisors, MassMutual Strategic Distributors, Institutional Solutions and Worksite.

MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

The Guaranteed Principal Account

Net Premium and Account Value you allocate to the GPA become part of the General Investment Account of the Company. Subject to applicable law, the Company has sole discretion over the assets in its General Investment Account. The assets of our General Investment Account support our insurance and annuity obligations and are subject to our general liabilities from our business operations and to claims by our creditors. We use General Investment Account assets for many purposes including to pay death benefits, withdrawals, surrenders, policy loans, and transfers from the GPA as well as to pay amounts we provide to you through elected additional features and guarantees that are in excess of your Variable Account Value allocated to the Separate Account. We refer to our ability to meet any contractual obligations as our claims-paying ability.

It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and as with any insurance product, there are risks to purchasing this policy. For this reason, when purchasing a policy and making investment decisions, you should consider our financial strength and claims-paying ability to meet our obligations under the policy.

The General Investment Account has not been registered under the Securities Act of 1933 (1933 Act) or the Investment Company Act of 1940 (1940 Act) because of exemptive and exclusionary provisions. Accordingly, neither the General Investment Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. Disclosures regarding the GPA or the General Investment Account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

You do not participate in the investment performance of the assets in our General Investment Account. Instead, we guarantee that amounts allocated to the GPA, in excess of Policy Debt, will earn interest at a minimum rate of 4% per year. We may credit a higher rate of interest at our discretion. The interest rate is declared monthly and becomes effective on your policy’s Monthly Calculation Date. You bear the risk that no higher rates of interest will be credited.

For amounts in the GPA equal to any Policy Debt, the guaranteed minimum interest rate per year is the greater of:

•	4%; or

•	the policy loan rate less the maximum loan interest rate expense charge.

You may obtain interest rate information for the GPA, including the loaned portion and the non-loaned portion, by calling our Administrative Office.

The Separate Account

The part of your premium that you invest in your policy’s Separate Account Divisions is held in an account that is separate from the general assets of the Company. This account is called the Massachusetts Mutual Variable Life Separate Account I. In this prospectus we will refer to it simply as the “Separate Account.”

We established the Separate Account on July 13, 1988, according to the laws of the Commonwealth of Massachusetts. We registered it with the SEC as a unit investment trust under the 1940 Act.

The Separate Account exists to keep your life insurance assets separate from our other Company assets. As such, any income, gains, and losses credited to, or charged against, the Separate Account reflect only the Separate Account’s own investment experience. At no time will the Separate Account reflect the investment experience of the Company’s other assets. The Company owns the assets in the Separate Account. The Separate Account is divided into divisions, each of which purchases shares in a corresponding underlying Fund.

Any death benefits, withdrawals, surrenders, policy loans, or transfers of Account Value from the Separate Account Divisions will be redeemed from the corresponding Funds.

We may not use the assets in the Separate Account to pay any liabilities of the Company other than those arising from the policies. We may, however, transfer to our General Investment Account any assets that exceed anticipated obligations of the Separate Account. We are required to pay, from our general assets, if necessary, all amounts promised under the VLP policies. In the event that the assets in the Separate Account exceed the liabilities, the Company may only withdraw seed capital and earned fees and charges.

We have established a segment within the Separate Account to receive and invest premium payments for the VLP policies. Currently, the VLP segment is divided into seven Separate Account Divisions. The underlying Funds are listed in Appendix A. Please see “Appendix A – Funds Available Under the Policy.”

Some of the underlying Funds offered are similar to mutual funds offered in the retail marketplace. They may have the same investment objectives and portfolio managers as the retail funds. The Funds offered in the VLP policy, however, are set up exclusively for variable annuity and variable life insurance products. Their shares are not offered for sale to the general public, and their performance results will differ from the performance of the retail funds.

We reserve the right, subject to compliance with applicable federal securities laws and regulations and any other federal or state law, to create separate accounts and to make certain material changes to the structure and operation of the Separate Account, including, among other things to:

•	create new Separate Account Divisions;

•	create new segments of the Separate Account for any new variable life insurance products we create in the future;

•	eliminate divisions of the Separate Account;

•	close existing Separate Account Divisions to allocations of new premium payments by current or new policy owners;

•	combine the Separate Account or any Separate Account Divisions with one or more different separate accounts or Separate Account Divisions;

•	transfer the assets of the Separate Account or any division of the Separate Account that we may determine to be associated with the class of contracts to which the policy belongs to another separate account or Separate Account Division;

•	operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

•	de-register the Separate Account under the 1940 Act in the event such registration is no longer required; and

•	change the name of the Separate Account.

Underlying Funds

We do not recommend or endorse any particular Fund and we do not provide investment advice. You are responsible for choosing the Funds, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. Information regarding each Fund, including (i) its name; (ii) its type (e.g., money market fund, bond fund, balanced fund, etc.); (iii) its investment adviser and any sub-investment adviser; (iv) current expenses; and (v) performance is available in Appendix A to this prospectus. Please see “Appendix A – Funds Available Under the Policy.” In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Funds that is available to you. Each Fund has issued a prospectus that contains more detailed information about the Fund.

After you select Funds for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in your policy Account Value resulting from the performance of the Funds you have chosen. You can find the prospectuses and other information about the Funds online at www.MassMutual.com/VLP. You can also request this information at no cost by calling (800) 272-2216 or sending an email request to MassMutualServiceCenter@MassMutual.com.

Addition, Removal, Closure, or Substitution of Funds

We do not guarantee that each Fund will always be available for investment through the policy. We have the right to change the Funds offered through the policy, but only as permitted by law. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Changes may only impact certain Owners. Examples of possible changes include: adding new Funds or Fund classes, removing existing Funds or Fund classes, closing existing Funds or Fund classes, or substituting a Fund with a different Fund. New or substitute Funds may have different fees and expenses. We will not add, remove, close, or substitute any shares attributable to your interest in a Separate Account Division without notice to you and prior approval of the SEC, to the extent required by applicable law. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of policies to which your policy belongs.

Conflicts of Interest

The Funds available with this policy may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Separate Account and other separate accounts of MassMutual. Although we do not anticipate any disadvantages to these arrangements, it is possible that a material conflict may arise between the interests of the Separate Account and one or more of the other separate accounts participating in the Funds. A conflict may occur, for example, as a result of a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the owners and payees and those of other insurance companies, or some other reason. In the event of a conflict of interest, we will take steps necessary to protect owners and payees, including withdrawing the Separate Account from participation in the Funds involved in the conflict or substituting shares of other Funds.

Compensation We Receive from Funds, Advisers and Sub-Advisers

Compensation We Receive from Funds

We and certain of our insurance affiliates receive compensation from certain Funds pursuant to Rule 12b-1 under the 1940 Act. This compensation is paid out of a Fund’s assets and may be as much as 0.25% of the average net assets of an underlying Fund that are attributable to the variable annuity and variable life insurance products issued by us and certain of our insurance affiliates that offer the particular Fund (MassMutual’s variable contracts). An investment in a Fund with a 12b-1 fee will increase the cost of your investment in this policy.

Compensation We Receive from Advisers and Sub-Advisers

We and certain of our insurance affiliates also receive compensation from the advisers and sub-advisers to some of the Funds. We may use this compensation to pay expenses that we incur in promoting, issuing, distributing and administering the policy, and providing services on behalf of the Funds in our role as intermediary to the Funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that Fund that are attributable to the variable annuity or variable life insurance products offered by us and certain of our insurance affiliates. These percentage rates differ, but currently do not exceed 0.25%. Some advisers and sub-advisers pay us more than others; some advisers and sub-advisers do not pay us any such compensation.

The compensation may not be reflected in a Fund’s expenses because this compensation may not be paid directly out of a Fund’s assets. These payments also may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these advisory fees (please see the Funds’ prospectuses for additional information).

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain Funds so that the adviser and sub-adviser can participate in sales meetings conducted by us. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their Funds.

For a list of the Funds whose advisers currently pay such compensation, visit
www.MassMutual.com/privacy-policy/compensation-arrangements or call our Administrative Office.

Compensation and Fund Selection

When selecting the Funds that will be available with the policy, we consider each Fund’s investment strategy, asset class, manager’s reputation, and performance. We also consider the amount of compensation that we receive from the Funds, their advisers, sub-advisers, or their distributors. The compensation that we receive may be significant, and we may profit from this compensation. Additionally, we offer certain Funds through the policy at least in part because they are managed by an affiliate.

Voting Rights

We are the legal owner of the Fund shares. However, you have the right to instruct us how to vote on questions submitted to the shareholders of the Funds supporting the policy. This right is limited to the extent you are invested in those Separate Account Divisions on the record date. We vote shares for which we do not receive instructions in the same proportion as the shares for which we do receive instructions. The shares held in the name of the Company and its affiliates will also be proportionally voted. This process may result in a small number of Owners controlling the vote. There is no minimum number of votes required. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

Your right to instruct us is based on the number of shares of the Funds attributable to your policy. The number of shares of any Fund, attributable to your policy, is determined by dividing the Account Value held in that Separate Account Division by $100. Fractional votes are counted.

We will send you or, if permitted by law, make available electronically, proxy material and a form to complete giving us voting instructions.

We may, when required by state insurance regulatory authorities, disregard voting instructions, if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objective of a Fund or to approve or disapprove an investment advisory contract for the Fund. In addition, we may disregard voting instructions that would require a change in the investment policy or investment adviser of one or more of the available Funds. Our disapproval of such change must be reasonable and based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Fund’s objectives and purpose. If we disregard Owner voting instructions, we will advise Owners of our action and the reasons for such action.

Charges and Deductions

This section describes the charges and deductions we make under the policy to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from the charges deducted, and we may use any such profits for any purpose, including payment of distribution expenses.

In addition, the Funds pay operating expenses that are deducted from the assets of the Funds. For more information about these expenses, please see the individual Fund prospectuses.

Transaction Fees

Premium Expense Charge

We deduct a premium expense charge from each premium payment you make. The premium expense charge is generally used to cover taxes assessed by a state and/or other governmental agency as well as acquisition expenses.

The current premium expense charge we deduct is 5% of premium in all Policy Years. It is equal to a sales charge of 3.0% plus a premium tax charge of 2.0%. The maximum premium expense charge we can deduct is 7.5% of premium in all Policy Years. It is equal to a sales charge of 5.5% plus a premium tax charge of 2.0%.

Example:
Premium payment is $1,000. The maximum premium expense charge is 7.5%. Premium expense charge is $75 (7.5% X $1,000).

Surrender Charges

There is a charge if you fully surrender your policy. Generally, these charges will apply during:

•	the first 15 years of coverage; and

•	the first 15 years after each increase in Selected Face Amount.

The surrender charge has two parts:

1. Administrative Surrender Charge
The administrative component of the surrender charge applies during the first 10 Policy Years of each segment. This charge reimburses us for expenses incurred in issuing the policy and Selected Face Amount increases.

The administrative surrender charge is initially $5 for each $1,000 of Selected Face Amount; it then grades down to zero over ten years. It is zero in years eleven and beyond. In no case, however, will the administrative surrender charge ever exceed $5 per $1,000 of Selected Face Amount.

2. Sales Load Surrender Charge
The sales load component of the surrender charge is a percentage of the premium paid and applies during the first 15 Policy Years of each segment. The charge reimburses us for acquisition costs.

During the first 10 years of coverage for the Initial Selected Face Amount and for each increase in Selected Face Amount, this charge is equal to 24.5% of the premiums paid for the coverage up to the surrender charge band, plus 4.5% of premiums paid for the coverage in excess of the surrender charge band up to twice the surrender charge band, plus 3.5% of premiums paid for the coverage in excess of twice the surrender charge band up to three times the surrender charge band. During the next five years of coverage, these percentages are reduced, by factors set forth in the policy, to zero by the end of the 15th year. The sales load surrender charge is zero in years 16 and beyond. The sales load surrender charge will increase if the premium paid increases but, in no case, will the charge ever exceed 24.5% of the premiums paid for the coverage up to the surrender charge band, plus 4.5% of premiums paid in excess of the surrender charge band up to twice the surrender charge band, plus 3.5% of premiums paid for the coverage in excess of twice the surrender charge band up to three times the surrender charge band.

The surrender charge band is set forth in the policy. It is based on the Selected Face Amount and varies by the Insured’s issue age, risk classification, and gender.

This surrender charge is also sometimes called a “deferred sales load.” The charge compensates us for expenses incurred in issuing policy’s Initial Selected Face Amount, issuing Selected Face Amount increases, and for the recovery of acquisition costs.

The surrender charge is a charge against the Account Value of the policy. The deduction is taken from the Separate Account Divisions and the non-loaned portion of the GPA in proportion to the values in each on the effective date of the surrender.

We calculate surrender charges separately for the Initial Selected Face Amount and for each increase in the Selected Face Amount. For the Initial Selected Face Amount, the rates are based on the Insured’s issue age, gender, risk classification, and coverage year. For each increase in the Selected Face Amount, the rates are based on the Insured’s gender, Attained Age, risk classification on the effective date of the increase, and coverage year. The surrender charge for the policy is the sum of the surrender charges for the Initial Selected Face Amount and all Selected Face Amount increases.

Rider Processing Fee

We will assess a one-time processing fee at the time you exercise the Accelerated Death Benefit Rider for Terminal Illness. The maximum processing fee for the Accelerated Death Benefit Rider for Terminal Illness is $250. The fee for the Accelerated Death Benefit Rider for Terminal Illness is deducted from the accelerated benefit payment and will reduce the amount you receive.

Periodic Charges

Loan Interest Rate Expense Charge

We assess a loan interest rate expense charge against policies with outstanding loan balances. This charge, which reimburses us for the ongoing expenses of administering the loan, represents the difference between the interest we charge on policy loans and the interest we credit on the cash value we hold as collateral for policy loans. The loan interest rate minus the loan interest expense charge is the interest rate we use to credit interest to the loaned portion of the GPA.

The maximum loan interest rate expense charge is 2%. The current loan interest rate expense charge is 0.90% for all Policy Years. We reserve the right to increase the loan interest rate expense charge in order to ensure your loan is not treated as a taxable distribution under federal income tax rules, which may change over time.

Monthly Charges Against the Account Value

The following charges are deducted from the Account Value on each Monthly Calculation Date. The Monthly Calculation Date is the date on which monthly charges for the policy are due. The first Monthly Calculation Date was the Policy Date, and subsequent Monthly Calculation Dates are on the same day of each succeeding calendar month.

Monthly charges are deducted from the Separate Account Division(s) and the GPA in proportion to the non-loaned values in each on the date the deduction is taken.

Administrative Charge

The administrative charge reimburses us for issuing and administering the policy, and for such activities as processing claims, maintaining records and communicating with you.

The current administrative charge for tax-qualified policies and policies issued under our simplified underwriting is $5.25 per policy, per month. For all other policies, the current administrative charge is $4.00 per policy, per month.

Mortality Charge

The mortality charge reimburses us for providing you with life insurance protection. We deduct a mortality charge based on your policy’s Insurance Risk. Insurance Risk is equal to the difference between the death benefit (discounted one month at the guaranteed minimum interest rate for the GPA) and the Account Value. These deductions are made by deducting Accumulation Units, proportionately, from each Separate Account Division in which you have an Account Value and the GPA on each Monthly Charge Date up to, but not including, the Policy Anniversary on which the Insured reaches Attained Age 100.

The maximum mortality charge rates associated with your policy are shown in the policy’s specification pages. These rates are calculated using the 1980 Commissioners’ Standard Ordinary Mortality Tables, or, for unisex rates, the 1980 Commissioners’ Ordinary Mortality Table B. The rates are also based on a number of factors, including, but not limited to, the age, gender (unless the unisex rates are used), and risk classification of the person insured by the policy.

We may charge less than the maximum monthly mortality charges shown in the table(s). In this case, the monthly mortality charge rates will be based on a number of factors including, but not limited to, our expectations for future mortality, investment earnings, persistency, expense and tax results, capital and reserve requirements, and profits. The expense component of these rates is used to offset sales and issue expenses, which decrease over time. Any change in these charges will apply to all individuals in the same class.

Mortality charges for the policy will not be the same for all Owners. Your policy’s actual or current mortality charge rates are based on a number of factors including, but not limited to, the Insured’s issue age (and age at increase, if applicable), risk classification, and gender (unless unisex rates are used). These rates generally increase as the Insured’s Attained Age increases. The rates will vary with the number of years the coverage has been In Force and with the Total Selected Face Amount of the policy.

How the Mortality Charge is Calculated

(1)	If the Minimum Face Amount is not in effect:

We calculate the mortality charge on each Monthly Calculation Date by multiplying the current mortality charge rate by a discounted Insurance Risk.

The Insurance Risk is the difference between:

•	the amount of benefit available on that date, discounted by the monthly equivalent of 4% per year; and

•	the Account Value at the beginning of the policy month before the monthly mortality charge is due.

The following three steps describe how we calculate the mortality charge for your policy:

Step 1: We calculate the total Insurance Risk for your policy:

(a)	We divide the amount of death benefit in effect that would be available at the beginning of the policy month by 1.0032737 (which is the monthly equivalent of 4%); and

(b)	We subtract your policy’s Account Value at the beginning of the policy month from the amount we calculated in Step 1(a) above.

Step 2: We allocate the Insurance Risk in proportion to the Selected Face Amount of each segment and each increase that is In Force as of your Monthly Calculation Date.

Step 3: We multiply the amount of each allocated Insurance Risk by the mortality charge rate for each coverage segment. The sum of these amounts is your mortality charge.

(2) If the Minimum Face Amount is in effect:

We also calculate the mortality charge on each Monthly Calculation Date. However, in Step 1 we calculate the total Insurance Risk for your policy, as described in (1) above:

(i)	assuming the Minimum Face Amount is in effect; and then

(ii)	assuming the Minimum Face Amount is not in effect.

Step 2: We allocate the Insurance Risk:

(a)	calculated for (ii) in proportion to the Selected Face Amount of each segment and each increase that is In Force as of your Monthly Calculation Date; and

(b)	we subtract the risk calculated for (ii) from the risk calculated for (i) and allocate that amount to the last underwritten segment.

Step 3: We multiply the amount of each allocated Insurance Risk by the mortality charge rate for each coverage segment. The sum of these amounts is your mortality charge.

Additional Information about the Mortality Charge

We will apply any changes in the mortality charges uniformly for all Insureds of the same issue age, gender, risk classification, and whose coverage has been In Force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the Insured’s health after we issue the policy. We do not offer special underwriting programs for this product such as guaranteed issue or simplified issue underwriting; therefore, individuals of similar health will be classified similarly.

Because your Account Value and death benefit may vary from month to month, your mortality charge may also vary on each Monthly Calculation Date. The cost of your insurance depends on the amount of Insurance Risk on your policy. Factors that may affect the Insurance Risk include:

•	the amount and timing of premium payments;

•	investment performance;

•	fees and charges assessed;

•	the addition or deletion of certain riders;

•	rider charges;

•	withdrawals;

•	policy loans; and

•	changes to the Selected Face Amount.

Substandard Risk Charge

Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history (i.e., substandard risks). These fees can be in the form of higher rates known as table ratings. Table ratings are components in the calculation of the mortality charges for the base policy and any applicable monthly rider mortality charges. Substandard risk charges only apply if certain factors result in an Insured having a substandard rating and will be shown in the policy’s specifications pages. Note that the mortality charges, including any table ratings, will not exceed $83.33 per $1,000 of Insurance Risk. Table ratings and/or flat extra charges can remain on a policy for as long as 20 years, or Attained Age 65, if longer.

Rider Charges

The charges for the following riders are deducted from the Account Value on each Monthly Calculation Date: Accidental Death Benefit Rider, Insurability Protection Rider, and Waiver of Monthly Charges Rider.

The rates for the Accidental Death Benefit Rider vary by the Insured’s Attained Age. Current rates range from $0.06591 to $0.12929 per $1,000 of rider face amount. The monthly charges for this rider will continue up to, but not including, the Policy Anniversary date on which the Insured’s Attained Age becomes 70.

The rates for the Insurability Protection Rider vary by the Insured’s issue age. Current rates range from $0.043 to $0.179 per $1,000 of rider face amount. The monthly charge for this rider will continue up to, but not including, the Policy Anniversary date on which the Insured’s Attained Age becomes 43.

The rates for the Waiver of Monthly Charges Rider vary by the Insured’s gender and Attained Age. Current rates range from $0.036 to $0.349 per $1 of monthly deductions. The monthly charges will continue up to, but not including, the Policy Anniversary date on which the Insured’s Attained Age becomes 65.

Daily Charges Against the Separate Account

The following charge is deducted daily from the Separate Account.

Mortality and Expense Risk Charge

The mortality and expense risk charge imposed is a percentage of the policy’s average daily net assets held in the Separate Account. The maximum annual percentage is 0.40% in all Policy Years. The current annual percentage is 0.40% in all Policy Years.

This charge compensates us for mortality and expense risks we assume under the policies and for acquisition costs. The mortality risk assumed is that the mortality charges will be insufficient to meet actual claims. The expense risk assumed is that the expenses incurred in issuing, distributing, and administering the policies will exceed the administrative charges collected.

If the mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If the amount of the charge is more than sufficient to cover those risks and expenses, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the policy.

Fund Expenses

The Separate Account purchases shares of the Funds at net asset value. The net asset value of each Fund reflects expenses already deducted from the assets of the Fund. Such expenses include investment management fees and other expenses and may include acquired Fund fees and expenses. For some Funds, expenses will also include 12b-1 fees to cover distribution and/or certain service expenses. When you elect a Fund as an investment choice, that Fund’s expenses will increase the cost of your investment in the policy. Please see each Fund’s prospectus for more information regarding these expenses.

Special Circumstances

There may be special circumstances that result in sales or administrative expenses or Insurance Risks that are different than those normally associated with this policy. Under such circumstances, we may vary the charges and other terms of the policies; however, the charges will not exceed the maximum charges identified in the fee tables. We will make these variations only in accordance with uniform rules we establish.

Owner, Insured, Beneficiary

Owner

The Owner is the person who will generally make the choices that determine how the policy operates while it is In Force. You name the Owner in the application. However, the Owner may be changed by Written Request received in Good Order at our Administrative Office while the policy is In Force; therefore, the Owner is the person we have listed as such in our records. Generally, the change of Owner will take effect as of the date the Written Request is signed. However, in certain states you may not change Owners without our approval. We will refuse or accept any requested change of Owner on a non-discriminatory basis. Please see your policy. Each change will be subject to any payment we made or other action we took before receiving the owner designation form in Good Order. When we use the terms “you” or “your,” in this prospectus, we are referring to the Owner.

The sale of your policy to an unrelated investor, sometimes called a viatical or a life settlement, typically has transaction costs that may reduce the value of your estate. Discuss the benefits and risks of selling your life insurance policy with your registered representative and estate planner before you enter into a life settlement. Such a sale may also have adverse tax consequences. Please see “Sales to Third Parties” in the “Federal Income Tax Considerations” section for additional information.

Insured

The Insured is the person on whose life the policy is issued. The Owner must have an insurable interest in the life of the Insured in order for the policy to be valid under state law and for the policy to be considered life insurance for income tax purposes. If the policy does not comply with the insurable interest requirements of the issue state at the time of issue, the policy may be deemed void from the beginning. As a result, the policy would not provide the intended benefits. It is the responsibility of the Owner to determine whether proper insurable interest exists at the time of policy issuance.

You named the Insured in the application for the policy. We did not issue a policy for an Insured who was age 80 or older. Before issuing a policy, we required evidence to determine the insurability of the Insured. This usually required a medical examination.

Beneficiary

The beneficiary is the person you named in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment. There may be more than one beneficiary in a class.

Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the Insured dies by sending a Written Request in Good Order to our Administrative Office. The Owner must have the consent of an irrevocable beneficiary to change the beneficiary. Generally, the change will take effect as of the date your request is signed. Each change will be subject to any payment we made or other action we took before receiving the Written Request in Good Order.

If no beneficiary is living or in existence when the Insured dies, we will pay you the death benefit unless the policy states otherwise. If you are deceased, the death benefit will be paid to your estate.

Purchasing a Policy

Purchasing a Policy

The policy is no longer offered for sale. Owners may, however, continue to make premium payments under existing policies. To purchase a policy, you had to send us a completed application. The minimum Initial Selected Face Amount of a policy depends on the market in which it was sold, the underwriting process used, and the issue age of the Insured:

•	Tax-qualified Market (used in a retirement plan qualifying for tax benefits under the Internal Revenue Code), Any Underwriting Process: $15,000 for Ages 0 – 55; $14,000 for Age 56; $13,000 for Age 57; $12,000 for Age 58, $11,000 for Age 59; and $10,000 for ages 60 and higher.

•	Non-qualified Markets, Simplified Underwriting: Same as tax-qualified market.

•	Non-qualified Markets, Any Other Underwriting Process: $50,000 for Ages 0 – 35; $40,000 for Ages 36 – 40; $30,000 for Ages 41 – 45; $20,000 for ages 46 – 50; and $15,000 for Ages 51 and higher.

The Owner selected, within our limits, the policy’s Selected Face Amount. The Selected Face Amount is used to determine the amount of insurance coverage the policy provides while it is In Force. The Initial Selected Face Amount is the Selected Face Amount on the Policy Date. It is on the first page of your policy.

We determined whether to accept or reject the application for the policy and the Insured’s risk classification. Coverage under the policy generally became effective on the policy’s Issue Date. However, if we did not receive the first premium and all documents necessary to process the premium by the Issue Date, then coverage began on the date those items were received in Good Order at our Administrative Office.

Policies generally were issued with rates that vary based on a number of factors including, but not limited to, the gender of the Insured. In some situations, however, we may have issued unisex policies (policies whose rates do not vary by the gender of the Insured). Policies issued as part of an employee benefit plan may be unisex. References in this prospectus to sex-distinct policy values are not applicable to unisex policies.

This policy does not mature or provide an endowment in any specific Policy Year.

Your Right to Return the Policy

You had the right to examine your policy. If you changed your mind about owning it, generally, you could have cancelled it (Free Look) within ten calendar days after you received it, or ten calendar days after you received a written notice of withdrawal right, or 45 days after you signed Part 1 of your Application, whichever was latest. You may also have cancelled increases in Selected Face Amount under the same time limitations.

If you cancelled the policy, we issued you a refund.

The refund was equal to any premium paid for the policy.

To cancel the policy, you had to return it to us at our Administrative Office, to the registered representative who sold the policy, or to one of our agency offices.

Sending Requests in Good Order

From time to time you may want to submit a Written Request for a change of beneficiary, a transfer, or some other action. A Written Request is a written or electronic communication or instruction in Good Order sent by the Owner to, and received by, MassMutual at our Administrative Office. We may allow requests to be submitted by telephone, fax, website, or other electronic media for certain transactions. Telephone, fax, email, or internet transactions may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. We may make these additional methods available at our discretion. They may be suspended or discontinued at any time without notice. Not all transaction types can be requested by telephone, website, or other electronic media.

Premiums

First Premium

Generally, you determined the first premium you wanted to pay for the policy, but it must have been at least equal to the Minimum Initial Premium. The Minimum Initial Premium depended on:

•	your chosen premium frequency;

•	the policy’s Initial Selected Face Amount;

•	the issue age, gender, and risk classification of the Insured; and

•	any riders on the policy.

Subsequent Premium Payments

We will apply your subsequent premium payment on the Valuation Date that it is received in Good Order. If we receive your payment in Good Order on a non-Valuation Date or after the end of a Valuation Date, we will apply your payment on the next Valuation Date. If a payment is dishonored by your bank after we have applied the premium payment to your policy, the transaction will be deemed void, and your payment will be reversed.

If mailing a subsequent premium payment, it must be sent to the appropriate lockbox (premium payment processing service). Premium payments sent to an incorrect lockbox will be considered not in Good Order. We will reroute the payment and apply it on the Valuation Date when it is determined to be in Good Order. Please see below for lockbox address details.

Premium payments for VLP policies issued in New York must be sent to:

Regular Mail MassMutual PO Box 75233 Chicago, IL 60675-5233	Overnight Mail MassMutual 5450 N. Cumberland Ave. Suite 100 Lockbox 75233 Chicago, IL 60656

Planned Premiums

When applying for the policy, you selected (within the policy limitations) the Planned Premium and payment frequency (annual, semiannual, quarterly, or monthly).

The Planned Premium amount you pay is based on a number of factors including, but not limited to:

•	the Selected Face Amount;

•	the Insured’s gender;

•	the Insured’s issue age;

•	the Insured’s risk classification;

•	policy charges;

•	premium frequency; and

•	whether or not any riders apply to the policy.

We will send premium notices for the Planned Premium based on the payment frequency in effect. If a Planned Premium payment is not made, the policy will not necessarily terminate. Conversely, making Planned Premium payments does not necessarily guarantee the policy will remain In Force. To keep the policy In Force, it must have sufficient Account Value. Please see the “Policy Termination and Reinstatement” section. We will send a notice of any premium needed to prevent termination of the policy.

Before making any changes to the timing or frequency of premium payments, you should speak to your registered representative to determine the impact on your policy.

To change the amount and frequency of Planned Premiums, you may contact our Administrative Office.

If you change the frequency of your Planned Premiums, your policy may be at risk of lapsing because we do not bill for fractional payment periods.

Example:

Your Policy Anniversary is on January 2 and the planned quarterly premium payments are made. We have been sending a bill each quarter for the applicable premium. In June, we receive notification to change the Planned Premium from quarterly payments to annual payments. In this situation, we would have sent bills for the first and second quarterly payments of that year. After receiving notification, however, we would not send a bill for the last two quarterly payments of that year. We will send the next bill approximately 25 days prior to the next Policy Anniversary (January 2). If a premium payment is not made between July and January 2, your policy may lapse before the next bill is received. For more information on what happens if your policy lapses, please see the “Policy Termination and Reinstatement” section.

Electronic Premium Payments

You may initiate single or monthly recurring premium payments for your In Force policy through our secure website (www.MassMutual.com) or by calling our Administrative Office and authorizing an electronic draft from your bank account. Please see the “Premium Payment Plan” section below for additional details on monthly recurring electronic payments.  Requests to initiate electronic payments are effective on the Valuation Date that you submit the request in Good Order. If you wish to cancel an electronic payment, you must call our Administrative Office at (800) 272-2216 before the end of the Valuation Date (generally 4:00 p.m. Eastern Time).

If a bank draft is dishonored by your bank after we have applied the payment to your policy, the transaction will be deemed void and your payment will be reversed.

Premium payments may also be made by wire transfer. For instructions on how to make a premium payment by wire transfer, please call our Administrative Office at (800) 272-2216.

Premium Payment Plan

For recurring withdrawals from a bank account, you may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a designated bank account. We will not send a bill for these automatic payments. The pre-authorized check service may commence at any time, unless your policy has entered its Grace Period. This service can be discontinued by contacting our Administrative Office.

This pre-authorized check (PAC) service may be initiated or updated by visiting www.MassMutual.com or by submitting a completed PAC form.

We must receive notification of account changes at our Administrative Office at least seven business days before the next draft. Withdrawals from the designated bank account may be selected for any date between the 1st and the 28th of the month. If a date is not specified, we will select a date and send notice in advance of the first draft. We may discontinue the pre-authorized check service for your policy and automatically switch to quarterly billing if:

•	your policy has insufficient value to cover the monthly charges due and the elected premium is below the current monthly deductions; or

•	we are unable to obtain the premium payment from the bank account.

We may discontinue the pre-authorized check service for your policy and automatically switch to annual billing if your policy has exceeded a MEC or premium limitation, and we are unable to apply all or a portion of your payment.

Premium Flexibility

After the first premium has been paid, within limits, any amount of premium may be paid at any time while the Insured is living. Although you must maintain sufficient Account Value to keep the policy In Force, there is no required schedule for premium payments.

We reserve the right to return any premium payment under $10.

In some cases, applying a subsequent premium payment in a Policy Year could result in your policy becoming a MEC. We will refund the portion of the payment that will exceed the MEC limit. In the event that this amount was applied to your policy, no interest or investment performance will be earned on the portion of the payment that is refunded to you. In the event of a refund of excess premium, no premium notices will be generated until the next Policy Anniversary.

When we mail the refund, we will give you the option to accept your policy as a MEC. If you want to accept the policy as a MEC, you must complete and sign a MEC Notice and Acknowledgment Form and return it, along with the premium payment, to our Administrative Office.

You should consult your tax adviser for information on how a MEC may affect your tax situation. For more information on MECs, please see the “Federal Income Tax Considerations” section.

Premium Limitations

The Internal Revenue Code of 1986, as amended (IRC), has limits on the amount of money you may put into a life insurance contract and still meet the definition of life insurance for tax purposes.

The maximum premium you can pay each Policy Year is the greater of:

•	an amount equal to $100 plus double the annual minimum annual premium for the policy; or

•	the highest premium payment amount that would not increase the Insurance Risk.

The maximum premium you may pay in any Policy Year is shown on the schedule for your policy. You may also contact our Administrative Office to obtain the amount of the maximum premium you can apply to your policy.

We will refund the portion of any payment that will exceed the maximum premium limit. If we did not refund the excess premium, the policy may no longer qualify as life insurance under federal tax law. In the event of a refund of excess premium, no premium notices will be generated until the next Policy Anniversary.

For more information on the test, please see the “Minimum Face Amount” sub-section in the “Death Benefit” section.

How and When Your Premium is Allocated

Net Premium

Net Premium is a premium payment received in Good Order minus the premium expense charge. Please see “Premium Expense Charge” in the “Transaction Fees” sub-section of the “Charges and Deductions” section.

Premiums that would cause the policy to be a MEC may not be considered to be in Good Order, depending on when they are received.

The Net Premium is allocated among the Separate Account Divisions and the GPA according to your current instructions we have on record.

Net Premium Allocation

When applying for the policy, you indicated how you wanted Net Premiums allocated among the Separate Account Divisions and the GPA. Net Premium allocations must be whole-number percentages that add up to 100%.

You may change your Net Premium allocation at any time by sending a Net Premium Allocation Request form to us at our Administrative Office. You may also change your Net Premium allocation by telephone or fax transmission, subject to certain restrictions. To help protect against unauthorized or fraudulent telephone instructions, we will take reasonable steps to confirm that telephone instructions given to us are genuine. We may record all telephone conversations.

When accompanied by a premium payment, a request to change your Net Premium allocation will become effective on the Valuation Date we receive your request, in Good Order, at our Administrative Office. If we receive your request in Good Order on a non-Valuation Date or after the end of a Valuation Date, the change will become effective on the next Valuation Date.

When Net Premium is Allocated

The Policy Date, Issue Date, and Register Date of your policy may affect the allocation of your Net Premiums. This, in turn, can affect the investment earnings and interest credited on your policy Account Value.

The Issue Date is the date we actually issued the policy. The Policy Date normally is the same date as the Issue Date. However, you may have requested in your application that we set the Policy Date to be a specific date earlier than the Issue Date. In this case, monthly charges were deducted as of the requested Policy Date. These deductions covered a period of time during which the policy was not in effect.

The Register Date is the first date premiums were allocated. It is the Valuation Date that was on the latest of:

•	the Policy Date;

•	the day we received your completed Part 1 of the application for the policy; or

•	the day we received the first premium payment in Good Order.

We apply subsequent premium payments that are received on or after the Register Date, on the Valuation Date we receive them in Good Order. Subsequent premium payments will be applied in accordance with your premium allocation instructions.

Transfers

While your policy is In Force, you may generally transfer all or part of a Separate Account Division’s Account Value to any other Separate Account Division or the GPA by indicating the dollar amount or the percentage (in whole numbers) you wish to transfer. Transfers are effective as of the Valuation Date we receive your request in Good Order at our Administrative Office. If we receive your request in Good Order on a non-Valuation Date or after the end of a Valuation Date, your transfer request will be effective as of the next Valuation Date.

We do not charge for transfers.

You can submit transfer requests by sending us a Written Request on our transfer request form. You may also submit transfer requests by telephone, or by other means we authorize, subject to certain restrictions. To help protect against unauthorized or fraudulent telephone instructions, we will take reasonable steps to confirm that telephone instructions given to us are genuine. We may record all telephone conversations.

Generally, there is no limit on the number of transfers you may make among the Separate Account Divisions. However, as discussed more fully in the section below, we may terminate, limit, or modify your ability to make such transfers due to frequent trading or market timing activity.

We limit transfers from the GPA to the Separate Account Divisions to one each Policy Year.

In addition, you may not transfer more than 25% of the Fixed Account Value (less any Policy Debt) at the time of transfer. There is one exception to this rule. If:

•	you have transferred 25% of the Fixed Account Value (less any Policy Debt) each year for three consecutive Policy Years; and

•	you have not added any Net Premiums or transferred amounts to the GPA during these three years,

then you may transfer the remainder of the Fixed Account Value (less any Policy Debt) out of the GPA in the succeeding Policy Year.

Limits on Frequent Trading and Market Timing Activity

This policy and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a Fund in the following ways:

•	by requiring the Fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on Fund performance that could impact all Owners and beneficiaries under the policy, including long-term Owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers among the Funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this policy. We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of Funds among the Separate Account Divisions, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy (or any intermediaries acting on behalf of such persons) and curtail their trading in every instance. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict. In addition, some of the Funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. The Funds may reflect lower performance and higher expenses across all policies as a result of undetected abusive trading practices. If we, or the investment adviser to any of the Funds available with this policy, determine that an Owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will allow the Owner to submit transfer requests by regular mail only. We will not accept the Owner’s transfer request if submitted by overnight mail, fax, the telephone, our website, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the Fund.

Orders for the purchase of Fund shares may be subject to acceptance by the Fund. Therefore, we reserve the right to reject, without prior notice, any Fund transfer request if the investment in the Fund is not accepted for any reason. In addition, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe the Funds’ frequent trading or market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading or market timing policies established by the Fund. Owners and other persons with interests in the policies should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual Owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require us to restrict or prohibit further purchases or transfers as requested by a Fund on all policies owned by an Owner whose trading activity under one variable contract has violated a Fund’s frequent trading or market timing policy. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in frequent trading or market timing activity, the Fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only. Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from an Owner or other person authorized to conduct a transfer;

•	limit the number of transfer requests that can be made during a Policy Year; and

•	require the value transferred into a Fund to remain in that Fund for a particular period of time before it can be transferred out of the Fund.

We will apply any restrictive action we take uniformly to all Owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity. We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all Owners.

Policy Value

How the Value of Your Policy is Calculated

The value of your policy is called its Account Value. The Account Value has two components:

•	the Variable Account Value; and

•	the Fixed Account Value.

We will calculate your Account Value on each Valuation Date.

Variable Account Value

Transactions in your Separate Account Divisions are all reflected through the purchase and sale of Accumulation Units. An Accumulation Unit is a unit of measure that we use to determine the value in each Separate Account Division. For instance, before we invest your Net Premium payment in a Separate Account Division, we convert your Net Premium payment into Accumulation Units and then purchase an appropriate number of shares in the designated Fund.

The Variable Account Value is the sum of your values in each of the Separate Account Divisions. It reflects:

•	Net Premiums allocated to the Separate Account; plus

•	transfers to the Separate Account from the GPA; less

•	transfers and withdrawals from the Separate Account; less

•	surrender charges deducted from the Separate Account due to any decreases in the Selected Face Amount; less

•	fees and charges deducted from the Separate Account; adjusted by

•	the Net Investment Experience of the Separate Account.

Net Investment Experience

The Net Investment Experience of the Variable Account Value is reflected in the value of the Accumulation Units.

Every Valuation Date we determine the value of an Accumulation Unit for each of the Separate Account Divisions. Changes in the Accumulation Unit value reflect the investment performance of the Fund as well as deductions for the mortality and expense risk charge, and Fund expenses.

The value of an Accumulation Unit may go up or down from Valuation Date to Valuation Date.

When you make a premium payment, we credit your policy with Accumulation Units. We determine the number of Accumulation Units to credit by dividing the amount of the Net Premium payment allocated to a Separate Account Division by the unit value for that Separate Account Division. When you make a withdrawal, we deduct Accumulation Units representing the withdrawal amount from your policy. We deduct Accumulation Units for insurance and other policy charges.

We calculate the value of an Accumulation Unit for each Separate Account Division at the end of each Valuation Date. Any change in the Accumulation Unit value will be reflected in your policy’s Account Value.

Fixed Account Value

The Fixed Account Value is the accumulation of:

•	Net Premiums allocated to the GPA; plus

•	amounts transferred into the GPA; less

•	amounts transferred or withdrawn from the GPA; less

•	surrender charges deducted from the GPA due to any decreases in the Selected Face Amount; plus

•	fees and charges deducted from the GPA; plus

•	interest credited to the GPA.

Interest on the Fixed Account Value

The Fixed Account Value earns interest at an effective annual rate, credited daily.

For the part of the Fixed Account Value equal to any policy loan, the daily rate we use is the daily equivalent of:

•	the annual loan interest rate minus the current loan interest rate expense charge; or

•	4%, if greater.

On each Monthly Calculation Date, the interest earned on any outstanding loan is credited to the GPA.

For the part of the Fixed Account Value in excess of any policy loan, the daily rate we use is the daily equivalent of:

(1)	the current interest rate we declare; or

(2)	the guaranteed interest rate of 4%, if greater.

The current interest rate may change as often as monthly and becomes effective on the policy’s Monthly Calculation Date.

Death Benefit

If the Insured dies while the policy is In Force and we determine that the claim is valid, we will pay the death benefit to the named beneficiary in a lump sum or under one of the payment options below.

The death benefit is the greater of:

•	the Selected Face Amount on the date of death; or

•	the Minimum Face Amount on the date of death.

The death benefit will be reduced by any outstanding Policy Debt, and any unpaid monthly charges needed to avoid Policy Termination. The policy also provides additional amounts payable upon the death of the Insured through certain riders that may have been added to your policy with additional charges. You should note that the death benefit amount is not affected by your policy’s investment experience unless the death benefit is based on the Minimum Face Amount.

The Minimum Face Amount for your policy is based on your policy’s Account Value as described below.

While the policy is In Force, you may make changes to the Selected Face Amount. You must pay any premium due before such transaction requests can be processed.

Minimum Face Amount

In order to qualify as life insurance under IRC Section 7702, the policy must have a Minimum Face Amount that is determined by the Cash Value Accumulation Test. Under this test, the Minimum Face Amount on any date is equal to a percentage of the Account Value on that date. The Minimum Face Amount percentage depends on the Insured’s:

•	gender;

•	Attained Age; and

•	risk classification.

Please see Appendix B for examples of the Minimum Face Amount and how changes in Account Value may affect the death benefit of a policy.

When We Pay Death Benefit Proceeds

If the policy is In Force and it is determined that the claim is valid, we normally pay the death benefit within seven calendar days after the date we receive due proof of the Insured’s death and all required documents, in Good Order, at our Administrative Office.

Certain situations may delay payment of a death claim. These situations include, but are not limited to, our right to contest the validity of a death claim. We investigate all death claims that occur within the policy’s two-year contestable periods as described below.

We have the right to contest the validity of the policy for any material misrepresentation of a fact within two years:

•	after the policy is issued; or

•	after a Selected Face Amount increase where evidence of insurability is required.

If the Selected Face Amount increase is the result of a policy change that does not require evidence of insurability such as a conversion from another policy or the exercise of an option on this or another policy, we have the right to contest the validity of the Selected Face Amount increase within two years after that other policy was issued.

We may also investigate death claims beyond the contestable periods. After any two-year contestable period, we generally cannot contest the validity of a policy or a Selected Face Amount increase, except for failure to pay premiums. However, if the application(s) contains a fraudulent misstatement of fact, we may contest at any time, to the extent permitted by law.

We generally determine whether the contested claim is valid within five days after we receive the information from a completed investigation. Since it may take some time to receive the information, payment could be delayed during this period.

We can also delay payment of the death benefit if a portion is based on the Variable Account Value of the policy and the Insured’s date of death is before or during any period when:

•	it is not reasonably practicable to determine the amount because the NYSE is closed (other than customary weekend and holiday closings);

•	trading is restricted by the SEC;

•	an emergency exists as a result of which disposal of shares of the Funds is not reasonably practicable or we cannot reasonably value the shares of the Funds; or

•	the SEC, by order, permits us to delay payment in order to protect our Owners.

Interest on Death Benefit

We will add interest to the death benefit from the date of the Insured’s death to the date of a lump sum payment or the effective date of a payment option payment. Interest will be computed at the rate determined under the interest payment option, or as required by applicable state law. Interest paid on the death benefit is taxable as ordinary income in the year such interest is credited.

Although the death benefit is generally excludable from the income of the beneficiary who receives it, interest on the death benefit is includable in the beneficiary’s income.

Payment Options

We will pay the death benefit in a lump sum or under one of the payment options described more fully below.

If the payment option is a lump sum when the Insured dies, the beneficiary may elect any payment option, with our consent. If the beneficiary does not elect a payment option and you have not elected a payment option during the Insured’s lifetime, the death benefit will be paid as a single lump sum.

The different death benefit payment options are described below.  None of these benefits depends upon the performance of the Separate Account or the GPA.

Installments for a Specified Period. Fixed time payments. Equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected, and the monthly payment rates we are using when the first payment is due.

Life Income. Equal monthly payments based on the life of a named person. Payments will continue for the lifetime of that person. You can elect income with or without a minimum payment period.

Interest. We will hold any amount applied under this option. We will pay interest on the amount at an effective annual rate determined by us. This rate will not be less than 3%.

Installments of a Specified Amount. Fixed amount payments. Each payment may not be less than $10 for each $1,000 applied. We will credit interest each month on the unpaid balance and add this interest to the unpaid balance. This interest will be an effective annual rate determined by us, but not less than 3%. Payments continue until the balance we hold is reduced to less than the agreed fixed amount. The last payment will be for the balance only.

Life Income with Payments Guaranteed for Amount Applied. Equal monthly payments based on the life of a named person. We will make payments until the total amount paid equals the amount applied, whether or not the named person lives until all payments have been made. If the named person lives beyond the payments of the total amount applied, we will continue to make monthly payments as long as the named person lives.

Joint Lifetime Income. Monthly payments based on the lives of two named persons. When one dies, the same payment will continue for the lifetime of the other. You can elect income with or without a minimum payment period.

Joint Lifetime Income with Reduced Payments to Survivor. Monthly payments based on the lives of two named persons. We will make payments at the initial level while both are living. When one dies, we will reduce the payments by one-third. Payments will continue at that level for the lifetime of the other. Payments stop when both named persons have died.

The minimum amount that can be applied under a payment option is $2,000 per beneficiary. If the periodic payment under any option is less than $20, we reserve the right to make payments at less frequent intervals. Once payments have begun, only the specified amount and interest options may be changed.

All payment option elections must be sent to our Administrative Office in writing. You may change the payment option during the Insured’s lifetime.

Right to Change the Selected Face Amount

You may request an increase or decrease in the Selected Face Amount. If you change your Selected Face Amount, your policy charges, including surrender charges, will change accordingly. If the policy’s Account Value (or Cash Surrender Value if there is Policy Debt) cannot keep the policy In Force with the requested change in Selected Face Amount, a premium payment may be required.

If you increase or decrease the policy Selected Face Amount, your policy may become a MEC under federal tax law. MECs are discussed in the “Federal Income Tax Considerations” section.

Increases in Selected Face Amount

To increase the policy Selected Face Amount, you must send to our Administrative Office a written application and evidence the Insured is still insurable. We treat each Selected Face Amount increase as a separate segment of coverage. An increase in Selected Face Amount cannot be processed during a Grace Period.

An increase in Selected Face Amount may not be:

•	less than $15,000 ($5,000 if the policy was sold in the tax-qualified market or if simplified underwriting was used);

•	made after the anniversary of your policy’s Issue Date nearest the Insured’s 82nd birthday;

•	within six months of the Policy Date; or

•	within six months of any previous increase.

Increases in the Selected Face Amount will be effective on the Monthly Calculation Date that is on, or next follows, the date we approve the application for the increase.

If the Account Value (or the Cash Surrender Value if there is Policy Debt) is insufficient to continue the changed policy In Force for three months at the new monthly charges and interest, we may require a premium payment sufficient to increase the Account Value to such an amount.

Mortality charges will apply for each Selected Face Amount increase you elect. Additionally, a separate surrender charge schedule will apply to the amount of the increase. Generally, these surrender charges will apply during the first 15 years of each segment of coverage.

Any increase elected under any insurability protection type of rider will be effective as directed in the rider.

Decreases in Selected Face Amount

You may decrease the Selected Face Amount any time after the first Policy Year. You must send a Written Request in Good Order to our Administrative Office. When we receive a Written Request for a decrease in Selected Face Amount from the Owner, we will provide the Owner with a written notice if we determine that the policy will become a MEC. The decrease will not be processed until a MEC Notice and Acknowledgment form is received in Good Order at our Administrative Office.

A decrease will reduce the Selected Face Amount in the following order:

(1)	the Selected Face Amount of the most recent increase; then

(2)	the Selected Face Amounts of the next most recent increases successively; and last

(3)	the Initial Selected Face Amount.

You may not decrease the Selected Face Amount if the decrease would result in a Selected Face Amount of less than the minimum Selected Face Amount.

Selected Face Amount decreases will be effective on the Monthly Calculation Date that is on, or next follows, the date we receive (in Good Order at our Administrative Office) any applicable request for the decrease. If the policy’s Account Value (or Cash Surrender Value if there is Policy Debt) cannot keep the policy In Force, a premium payment may be required.

Decreases in the policy’s Selected Face Amount may have adverse tax consequences.

We reserve the right to terminate the option to decrease the Selected Face Amount.

Suicide

If the Insured dies by suicide, while sane or insane, and the policy is In Force, the policy will terminate.

•	If the death occurs within two years after the Issue Date, we will refund the sum of all premiums paid, less any withdrawals and any Policy Debt.

•	If death occurs within two years after the effective date of an increase in Selected Face Amount (but at least two years after the Issue Date), we will refund the sum of the monthly charges attributed to the increase. However, if a refund as described in the preceding paragraph is payable, there will be no additional payment for the increase.

Example:

Assume a policy is issued with a $500,000 Selected Face Amount. In Policy Year 4, the Owner applies for a $250,000 Selected Face Amount increase, which is approved. If the Insured commits suicide within two years of the increase, the benefit payable to the beneficiaries is equal to the original $500,000 death benefit, plus an additional payment equal to the monthly charges that were deducted from the Account Value for the increase segment of $250,000.

For policies issued in Colorado, Minnesota, Missouri, and North Dakota, all references in the provision to “two years” should be replaced with “one year.”

Error of Age or Gender

If the Insured’s date of birth or gender was misstated in the policy application or the policy has been issued incorrectly, we may adjust the death benefit. The adjustment will reflect the amount provided by the most recent monthly mortality charges using the correct age and gender. If the adjustment is made while the Insured is living, monthly charges after the adjustment will be based on the correct age and gender.

Other Benefits Available Under the  Policy

Additional Benefits

In addition to the standard death benefit(s) associated with your policy, other standard and/or optional benefits may be available to you. You can obtain additional benefits if you request them and/or qualify for them. We provide certain additional benefits by rider or endorsement. The cost of each rider is generally deducted as part of the monthly charges. Some riders do not result in monthly charges, but do require a fee to exercise the riders. Adding or removing a rider for which there is a monthly charge may impact the premium limitations on your policy. For additional information, please see “Premium Limitations” in the “Premiums” section. If you added a rider for which we charge, you may cancel it at any time upon Written Request. You may not, however, add or remove a rider during a Grace Period. You must pay any premium due before such transaction requests can be processed. Having one or more riders that have monthly charges will increase the overall cost of your policy. The availability of certain riders is subject to state availability and policy Issue Date.

Note: The following riders can no longer be added to your policy:

•	Accelerated Death Benefit Rider for Terminal Illness

•	Accidental Death Benefit Rider

•	Insurability Protection Rider

•	Waiver of Monthly Charges Rider

The following table summarizes the information about the additional benefits available under the policy. Information about the fees associated with each benefit included in the table may be found in the Fee Table.

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations
Accelerated Death Benefit Rider for Terminal Illness This rider is no longer issued.	Advances portion of death benefit upon receipt of proof that the Insured is terminally ill and not expected to live more than 12 months (24 months in Illinois).	Standard
•

Eligible payment amount (Eligible Amount) does not include: any amount of death benefit equal to the Account Value; amounts under riders that do not provide level or increasing coverage for at least two years after acceleration date; and the amount payable upon the death of someone other than the Insured under the policy, if applicable.

•

Minimum payment is $25,000.

•

Maximum payment is lesser of 75% of Eligible Amount and $250,000.

•

Death benefit reduced by accelerated amount.

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations
Accidental Death Benefit Rider This rider is no longer issued.	Provides an additional death benefit if the Insured’s death was caused by accidental bodily injury.	Optional
•

Death must have occurred: as a direct result of bodily injury independent of all other causes; within 180 days after the injury was received; while the policy and rider were In Force; and on or after the Insured’s first birthday.

•

No rider benefit paid if death results directly or indirectly from: suicide; war; military service; aviation travel as a pilot, crew member, or while giving or receiving training; natural causes; drugs; or any injury received while committing a felony.

•

No benefit if Insured dies after Attained Age 69.

•

Minimum coverage is $15,000.

Insurability Protection Rider This rider is no longer issued.	Provides right to increase Selected Face Amount without evidence of insurability on specified dates.	Optional	• Requires premium payment to increase Selected Face Amount. • Minimum increase is $15,000.
Waiver of Monthly Charges Rider This rider is no longer issued.	Waives monthly charges while Insured is totally and continuously disabled (as defined in rider).	Optional	• Evidence of insurability required to add rider. • Rider benefit ends day before Insured’s Attained Age 65 (or Attained Age 70, if Total Disability began when Insured was Attained Age 60 or older).
Adjustment to Surrender Charges Endorsement (for internal replacements)	Waives surrender charges in exchange of policy for non-variable life policy made available by us or one of our insurance affiliates.	Standard	• Evidence of insurability required. • MassMutual reserves right to require repayment of loans and loan interest.

Accelerated Death Benefit Rider for Terminal Illness – This Rider Is No Longer Issued

This rider advances a portion of the policy’s death benefit to the Owner when we receive proof, satisfactory to us, that the Insured is terminally ill and is not expected to live more than 12 months (24 months in Illinois).

Benefits under the rider may be taxable. The Owner should seek tax advice prior to requesting an accelerated death benefit payment.

For the purposes of this rider, terminal illness is a medical condition that:

•	is first diagnosed by a Legally Qualified Physician; and

•	with reasonable medical certainty, will result in the death of the Insured within 12 months (24 months in Illinois) from the date the Legally Qualified Physician certifies the diagnosis; and

•	is not curable by any means available to the medical profession.

We must receive the following items before an accelerated benefit can be paid:

•	Owner’s Written Request for payment of an accelerated death benefit under the policy;

•	Insured’s written authorization to release medical records to us;

•	Written consent to this request of any assignee and any irrevocable beneficiary under the policy; and

•	Written certification from a Legally Qualified Physician that the Insured has a terminal illness, as defined above.

The amount of the death benefit under the policy that can be considered for acceleration is determined as of the acceleration date. The acceleration date is the first date on which all the requirements for acceleration, except any confirming examination that we may require, have been met.

The amount eligible for acceleration under the rider (Eligible Amount) includes:

•	the amount equal to the excess of the base policy death benefit over the Account Value; and

•	the amount payable upon death of the Insured under any life insurance rider included with the policy, if that rider provides level or increasing coverage on the life of the Insured for at least two years after the acceleration date.

The Eligible Amount does not include:

•	the amount payable upon the death of the Insured under any life insurance rider that does not provide level or increasing coverage for at least two years after the acceleration date; and

•	the amount payable upon the death of someone other than the Insured under the policy, if applicable.

All other riders are excluded from the Eligible Amount.

The Owner may accelerate any portion of the Eligible Amount subject to the following limitations:

•	the minimum amount that may be accelerated is $25,000; and

•	the maximum amount that may be accelerated is equal to the lesser of 75% of the Eligible Amount or $250,000 minus the total amount accelerated under all other policies issued by us or any of our affiliates.

There is no premium or cost of insurance charge for this rider. However, when you exercise benefits under this rider, your death benefit will be reduced by an amount greater than the terminal illness benefit payment. The terminal illness benefit payment will be reduced by:

•	a fee of not more than $250; and

•	interest at the annual interest rate we have declared for policies in this class.

In return for the advance payment, a lien is placed on the policy equal to the amount of benefit accelerated. Interest is not charged on the lien. The Owner may not voluntarily repay all or any portion of the lien. However, the amount of the lien will be deducted from the amount of payment under the policy upon the death of the Insured.

Payment of the terminal illness benefit will be made to the Owner in a single sum, unless the payment has been assigned or designated by the Owner. However, we will not make the payment if we first receive due proof of the Insured’s death; in this case, we will instead pay the death benefit as if no request has been received under the rider.

After the accelerated benefit payment is made, the policy will remain In Force, and premiums and charges will continue in accordance with the policy provisions.

The rider terminates on the earliest of:

•	on the date an accelerated benefit payment is made;

•	on the date the policy terminates, for any reason;

•	on the date the policy matures;

•	on the date the base policy is changed to a different policy on which the rider is not available; or

•	two years before coverage under the policy is scheduled to terminate.

The Owner may terminate this rider upon Written Request.

Where this rider is available, it is included automatically with the policy at no charge at the time the policy is issued.

An example of the operation of the Accelerated Death Benefit Rider for Terminal Illness is set forth in Appendix D.

Accidental Death Benefit Rider – This Rider Is No Longer Issued

This rider provides an additional death benefit if the Insured’s death was caused by accidental bodily injury. This rider provides no benefit if the Insured dies after Attained Age 69. The minimum rider coverage is $15,000.

Proof of the accidental death must be provided to us at our Administrative Office. The proof must show that the Insured’s death occurred:

•	as a direct result of an accidental bodily injury independent of all other causes; and

•	within 180 days after the injury was received; and

•	while the policy and rider were In Force; and

•	on or after the Insured’s first birthday.

No rider benefit will be paid if the Insured’s death results directly or indirectly from:

•	suicide;

•	war;

•	military service;

•	aviation travel as a pilot, crew member, or while giving or receiving training;

•	natural causes;

•	drugs; or

•	any injury received while committing a felony.

These exclusions are more fully explained in the rider.

The rider terminates automatically:

•	on the expiration date of the rider;

•	upon termination of the policy for any reason; or

•	at the end of the 61 day Grace Period provided by the policy.

The Owner may terminate this rider upon Written Request.

There is an additional charge for this rider that varies based on the individual characteristics of the Insured.

Insurability Protection Rider – This Rider Is No Longer Issued

This rider provides the right to increase the Selected Face Amount of the policy without evidence of insurability on certain option dates as defined in the rider.

A written application is required to elect an increase in the Selected Face Amount. The completed application and any premium payment needed for the increase must be received at our Administrative Office by the end of the option period.

The minimum increase is $15,000. The maximum increase will be listed in the policy’s specifications pages.

There are two types of option periods, regular and substitute. Regular option periods coincide with the Policy Anniversary dates nearest the Insured’s 25th,  birthday and end with the Policy Anniversary nearest the Insured’s 43rd birthday. Substitute option dates occur 60 days after the Insured’s marriage, the birth of the Insured’s child or adoption of a child by the Insured.

A substitute option date can be exercised only if there is a subsequent regular option date. If new insurance is purchased during a substitute option period, new insurance cannot be purchased again during the next regular option period. Failure to exercise an option date does not impact your ability to exercise a future option.

While the rider is In Force, term insurance, equal to the rider benefit listed in the policy’s specification pages, is provided during the 60-day period before each option date on which an increase may be elected. If the Insured dies during this period, the term insurance is added to the policy’s death benefit.

The rider terminates:

•	after the last regular option date as shown in the policy’s specification pages;

•	if the policy terminates for any reason; or

•	election of an increase on a substitute option date if that increase is the last one that may be elected under the rider.

The Owner may terminate this rider at any time upon Written Request.

There is a monthly charge for this rider. It is a rate per $1,000 of rider Selected Face Amount, which is deducted from the Account Value on each Monthly Calculation Date prior to the rider’s termination.

Below is an example of exercising this rider.

Policy details:

Sex	Male
Risk Class	Non-Tobacco
Issue Age	30
Attained Age	37
Selected Face Amount	$250,000
Rider Option Amount	$50,000

On the Policy Anniversary:

•	The Selected Face Amount can be increased by the rider option amount, from $250,000 to $300,000.

•	The increase segment gets the same risk class as the base policy (Non-Tobacco).

•	Evidence of insurability is not required for this Selected Face Amount increase.

Waiver of Monthly Charges Rider – This Rider Is No Longer Issued

Under this rider, we will waive the monthly charges due for the policy while the Insured is totally and continuously disabled, as defined in the rider, for six months or longer. We will not return any premiums paid; however, we will adjust the Account Value according to the terms of the rider.

Total Disability is defined as an incapacity of the Insured that:

•	is caused by sickness or injury; and

•	begins while this rider is In Force; and

•	begins before the Policy Anniversary date nearest the Insured’s 65th birthday;

•	for the first 24 months of any period of Total Disability, prevents the Insured from performing the substantial and material duties of the Insured’s occupation; and

•	after Total Disability has continued for 24 months, prevents the Insured from engaging in any occupation the Insured is or may become qualified to perform.

The benefits will end when any of the following occurs:

•	the Insured is no longer totally disabled; or

•	satisfactory proof of continued Total Disability is not given to us as required; or

•	the Insured refuses or fails to have an examination we require; or

•	the day before the Insured’s Attained Age 65, or Attained Age 70, if Total Disability began when the Insured was Attained Age 60 or older.

Proof of claim must be received at our Administrative Office within one year after the notice of claim was given to us. However, if it was not reasonably possible to give us notice and/or proof of claim on time, the delay will not reduce the benefit if notice and/or proof are given as soon as reasonably possible.

The Owner may terminate this rider at any time upon Written Request. If the rider is terminated at the Owner’s request, it cannot be reinstated. If not terminated at the Owner’s request, the rider will continue In Force to, but not including, the Policy Anniversary date on which the Insured’s Attained Age becomes 65.

There is a monthly charge for this rider. This charge is based on the Insured’s Attained Age and gender. The charge each month is equal to the sum of the monthly charges for the month, excluding the charge for this rider, multiplied by the waiver charge rate for the Insured’s Attained Age. The charge is deducted from the Account Value on each Monthly Calculation Date prior to the rider’s termination.

The waiver charge rates are shown in the policy’s specifications pages.

The example below shows the impact of this rider when on claim.

•	The Insured is Attained Age 55

•	The Insured has been totally and permanently disabled for at least six months

•	Account Value on Monthly Calculation Date prior to the deduction of monthly charges is $100,000

•	Total monthly charges are $400

•	The rider waives the monthly charges, so the account value remains at $100,000

Adjustment to Surrender Charges Endorsement (for internal replacements)

This endorsement allows the Company to waive surrender charges if an Owner wishes to exchange this policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries provided the following conditions are met:

•	On the date of the exchange, the Cash Surrender Value of the new policy must be less than or equal to the Cash Surrender Value of the replaced policy;

•	The Selected Face Amount of the new policy must be equal to or greater than the Selected Face Amount of the replaced policy; and

•	The entire value of the replaced policy must be put into the new policy.

The endorsement is included automatically with the policy at no charge at the time the policy is issued.

We require a written application and evidence of insurability satisfactory to us for the new policy. There is no guarantee the new policy will be issued. We reserve the right to require repayment of any loans and loan interest.

We have the right to modify, suspend, or terminate any replacement program at any time without prior notification. This right does not apply to policies to which the endorsement has already been added.

Right to Exchange

Generally, you can exchange a life insurance policy for another in a tax-free exchange under Section 1035 of the Internal Revenue Code. Before making such an exchange, you should compare the features, fees, and risks of both policies to determine whether the purchase of the new policy is in your best interest. Remember that if you replace a policy with another policy, you might have to pay a surrender charge on the surrendered policy, and there may be new surrender charges for the new policy. In addition, other charges may be higher (or lower), and the benefits may be different. You should talk to your financial professional or tax adviser.

Accessing the Money in Your Policy

Withdrawals

On any Valuation Date at least six months after the Policy Date, you may withdraw an amount, not less than $100. The Account Value remaining after a withdrawal is processed must be at least equal to the sum of the planned minimum annual premiums to date (the policy’s minimum annual premium for each Policy Anniversary which falls on or before the date of the withdrawal). We do not currently charge a withdrawal fee or surrender charge for a withdrawal. You can make a withdrawal by sending us a Written Request in Good Order on our partial withdrawal request form.

You must state in your request form the dollar amount and corresponding Separate Account Division(s) from which you want the withdrawal made. If you choose to withdraw an amount from the GPA, it may not exceed the non-loaned Account Value in the GPA. If you request a maximum partial withdrawal, the amount of the withdrawal will be deducted proportionately from the available Separate Account Divisions and the non-loaned Account Value in the GPA.

A withdrawal will reduce your policy’s Account Value by the amount withdrawn. If the policy’s Account Value is reduced to a point where it cannot meet a monthly deduction, your policy may terminate. A withdrawal may also: 1) reduce your policy’s Selected Face Amount; and 2) have adverse tax consequences. For more information on tax implications, please see the “Federal Income Tax Considerations” section.

Example:

Assume prior to the withdrawal the policy has a Selected Face Amount of $50,000 and an Account Value of $20,000. If you make a withdrawal of $5,000, the Account Value will be reduced to $15,000 and the Selected Face Amount will be reduced to $45,000. The withdrawal payment will be $5,000.

If your policy’s Selected Face Amount is decreased because of a withdrawal, surrender charges will not apply. You may request that the Selected Face Amount not be reduced in conjunction with your withdrawal. We may require evidence of insurability satisfactory to us, according to our underwriting procedures. The amount of the reduction will be the amount of the withdrawal.

There is one exception:

If the death benefit immediately before the withdrawal is equal to the Minimum Face Amount, either the Selected Face Amount reduction will be limited or we will not reduce the Face Amount.

We will not reduce the Selected Face Amount if the death benefit immediately after the withdrawal would be the new Minimum Face Amount (based on the reduced Account Value). Otherwise, the Selected Face Amount reduction will be based on a formula.

The formula considers the smallest withdrawal amount that would bring the Minimum Face Amount below the death benefit.
The formula reduces the Selected Face Amount by the excess of the requested withdrawal amount over this smallest withdrawal amount. (Minimum Face Amount and death benefit are explained in the “Death Benefit” section.) Please see Appendix C for examples of the impact of withdrawals on the Selected Face Amount.

We will not allow a withdrawal if it would result in a reduction of the Selected Face Amount to less than the minimum Selected Face Amount. In addition, we will not allow a withdrawal if it would reduce the Account Value to an amount less than the sum of the minimum Planned Annual Premiums to date.

Withdrawal requests where evidence of insurability is not required will be effective on the Valuation Date we receive the Written Request in Good Order at our Administrative Office. Withdrawal requests where evidence of insurability is required will be effective on the Valuation Date we approve the evidence of insurability application provided that the remainder of the withdrawal request is in Good Order on that date. Withdrawal requests determined to be in Good Order on a non-Valuation Date or after the end of a Valuation Date, will be effective as of the next Valuation Date.

If a withdrawal would cause the policy to become a MEC, a MEC Notice and Acknowledgement Form will be required before the withdrawal will be processed. For more information on MECs, please see the “Federal Income Tax Considerations” section.

We will normally pay any withdrawal amounts within seven calendar days of the withdrawal effective date unless we are required to suspend or postpone withdrawal payments. Please see “Other Policy Rights and Limitations” in the “Other Information” section for additional information.

Surrenders

You may surrender your policy to us at any time while the policy is In Force. We will pay you its Cash Surrender Value. To surrender your policy, you must submit a completed surrender form and any other forms we may require.

The surrender will be effective on the Valuation Date we receive all required, fully completed forms in Good Order at our Administrative Office. If the surrender involves an exchange or transfer of assets to a policy issued by another financial institution or insurance company (not MassMutual or any of its subsidiaries), we also will require a completed absolute assignment form and any state mandated replacement paperwork. If we receive your request in Good Order on a non-Valuation Date or after the end of a Valuation Date, your surrender request will be effective as of the next Valuation Date.

We will normally pay any surrender amounts within seven calendar days of the surrender effective date, unless we are required to suspend or postpone surrender payments. Please see “Other Policy Rights and Limitations” in the “Other Information” section for additional information.

The policy terminates as of the effective date of the surrender and cannot be reinstated unless required by law. Surrendering the policy may result in adverse tax consequences. These tax consequences are discussed in the “Federal Income Tax Considerations” section.

Loans

You may take a loan from the policy once the Account Value exceeds the total of any surrender charges. You must assign the policy to us as collateral for the loan. We charge interest on policy loans that is added to the Policy Debt. We refer to all outstanding loans plus accrued interest as Policy Debt. You may repay all or part of your Policy Debt, but you are not required to do so.

The maximum loan amount allowed at any time is calculated as follows:

(1)	we subtract from the Account Value any surrender charges that would apply if the policy were surrendered on that date;

(2)	we calculate 90% of the amount determined in (1) above; and

(3)	we subtract any Policy Debt from the amount determined in (2) above. The result is the maximum amount that can be borrowed.

Taking a loan from your policy has several risks: (1) it may increase the risk that your policy will terminate; (2) it will have a permanent effect on your policy’s Cash Surrender Value; (3) it may increase the amount of premium needed to keep the policy In Force; (4) it will reduce the death benefit proceeds; and (5) it may have adverse tax consequences.

The risks that can result from taking a policy loan may be reduced if you repay Policy Debt. The tax consequences of loans are discussed in the “Federal Income Tax Considerations” section.

Requesting a Loan

You may take a loan by completing a loan request form and sending it to our Administrative Office, or by other means we authorize, subject to certain restrictions. You must assign the policy to us as collateral for the loan.

Once we have processed the loan request and deducted the proportionate amounts from the Separate Account Divisions and/or the GPA, we consider the loan effective and outstanding. If, after we process the loan request, you decide not to cash the check, you may submit a Written Request to our Administrative Office to repay the loan amount. The loan repayment will be effective on the Valuation Date the Written Request is received in Good Order at our Administrative Office. Loan interest begins to accrue as soon as the loan is effective. Therefore, loan interest will accrue even if the loan check is not cashed. Please see “Loan Interest Charged” below for additional information.

Payment of Proceeds

Loans will be effective on the Valuation Date we receive your loan request form and all other required documents in Good Order at our Administrative Office. If we receive your request in Good Order on a non-Valuation Date or after the end of a Valuation Date, your loan request will be effective as of the next Valuation Date.

On the effective date of the loan, we deduct proportionate amounts from the Separate Account Divisions and/or the GPA (excluding any outstanding loans) and transfer the resulting dollar amounts to the loaned portion of the GPA. We will normally pay any loan amounts within seven calendar days of the loan effective date, unless we are required to suspend or postpone loan amounts. Please see the “Other Policy Rights and Limitations” sub-section in the “Other Information” section for additional information.

Interest Credited on the Loaned Value

When you take a loan, we transfer an amount equal to the loan to the loaned portion of the GPA. This amount earns interest at a rate equal to the greater of:

•	4%; or

•	the loan interest rate less the current loan interest rate expense charge.

On each Monthly Calculation Date, the interest earned on any outstanding loan is credited to the GPA.

Loan Interest Charged

At the time you applied for the policy, you selected either a fixed loan interest rate of 6% or an adjustable loan rate. On each Policy Anniversary, we will set the adjustable rate that will apply for the next Policy Year. The maximum loan rate is based on the Monthly Average Corporate yield on seasoned corporate bonds as published by Moody’s Investors Service, Inc. If this Average is no longer published, we will use a similar average as approved by the insurance department of the state in which your contract was issued. The maximum rate is the greater of:

•	The published monthly average for the calendar month ending two months before the Policy Year begins; or

•	5%

If the maximum rate is less than 0.5% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum rate is at least 0.5% lower than the rate in effect for the previous year, we will decrease the rate.

Interest on policy loans is not due in advance. The interest accrues daily and becomes part of the Policy Debt as it accrues. Interest is due on each Policy Anniversary date. If interest is not paid when due, it will be added to the loan and will bear interest at the loan rate. The interest is deducted proportionately from the Separate Account Divisions and the GPA according to the then current value in those Separate Account Divisions and the GPA and added to the loan. If the policy’s Account Value cannot cover the loan interest due, the policy may lapse. Please see the “Policy Termination and Reinstatement” section.

Effect of a Loan on the Values of the Policy

A policy loan negatively affects policy values because we reduce the death benefit and Cash Surrender Value by the amount of the Policy Debt.

Also, a policy loan, whether or not repaid, has a permanent effect on your policy’s Cash Surrender Value because, as long as a loan is outstanding, a portion of the Account Value equal to the loan is invested in the GPA. This amount does not participate in the investment performance of the Separate Account or receive the current interest rates credited to the non-loaned portion of the GPA. The longer a loan is outstanding, the greater the effect on your Cash Surrender Value will be. In addition, if you do not repay a loan, your outstanding Policy Debt will reduce the death benefit and Cash Surrender Value that might otherwise be payable.

Whenever you reach your Policy Debt Limit, your policy is at risk of terminating. Your Policy Debt Limit is reached when total Policy Debt exceeds the Account Value. If this happens, we will notify you in writing. The “Policy Termination and Reinstatement” section explains more completely what will happen if your policy is at risk of terminating. Please note that Policy Termination with an outstanding loan also can result in adverse tax consequences. Please see the “Federal Income Tax Considerations” section for additional information.

As you repay a loan, the amount in the non-loaned section of the GPA will increase because we allocate loan repayments to the GPA until you have repaid all loan amounts. Additionally, your ability to transfer funds out of the GPA following a loan repayment will be limited due to certain transfer restrictions. Please see the “Transfers” section for additional information.

Repayment of Loans

All or part of your Policy Debt may be repaid at any time while the Insured is living and while the policy is In Force. We will increase the death benefit and Cash Surrender Value under the policy by the amount of the repayment.

A loan repayment must be identified as such or we will consider it a premium payment. We will apply the loan repayment on the Valuation Date it is received in Good Order. If we receive the loan repayment in Good Order on a non-Valuation Date or after the end of a Valuation Date, the loan repayment is effective as of the next Valuation Date. If a loan repayment is dishonored by your bank after we have applied the loan repayment to your policy, the transaction will be deemed void and your loan repayment will be reversed.

Loan repayments can be mailed to the same address used for premium payments, or you may initiate a single loan repayment for your In Force policy through our secure website (www.MassMutual.com) or by calling our Administrative Office and authorizing an electronic draft from your bank account. Please see “Subsequent Premium Payments” in the “Premiums” section for mailing address information.

Any loan repayments received will be allocated to the Guaranteed Principal Account. Repayments will not result in the transfer of values from the Guaranteed Principal Account to the Separate Account Divisions. When we receive a loan repayment and only a portion is needed to fully repay the loan, we will apply any excess as premium and allocate it according to the current premium allocation instructions after deduction of the premium expense charge. Any subsequent loan repayments received after the loan is fully repaid will be refunded to the premium payer.

We will deduct any outstanding Policy Debt from:

•	the proceeds payable on the death of the Insured;

•	the proceeds payable when you surrender the policy; or

•	the Account Value if the policy lapses.

In these situations, we will then consider the Policy Debt paid.

Policy Termination and Reinstatement

Your policy could lapse, and terminate without value, if the Account Value of the policy becomes too low to support the policy’s monthly charges. Factors that may cause your policy to terminate include: insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest. Even if you have made Planned Premium payments, there is no guarantee that your policy will remain In Force. Conversely, your policy will not necessarily terminate if you do not make Planned Premium payments since the policy may have enough Account Value to cover the monthly charges.

Before your policy terminates, we allow a Grace Period during which you can pay the amount of premium needed to avoid termination. We explain the Grace Period in more detail in the section below.

If there is no Policy Debt, the policy may terminate without value if the Account Value on a Monthly Calculation Date cannot cover the charges due.

If there is Policy Debt, the policy will terminate without value at the end of the Grace Period if:

•	the Policy Debt Limit is reached. The Policy Debt Limit is reached when the Policy Debt (outstanding loans plus accrued interest) exceeds the Account Value less any surrender charges that may apply: 1) on a Monthly Calculation Date or (2) on the Valuation Date a premium payment is received, if the policy is in the Grace Period.

If your policy lapses, your insurance coverage terminates. In the event of a policy lapse, we would apply the applicable surrender charge, also known as a deferred sales load, which compensates us for expenses incurred related to your policy. The surrender charge is a charge against the Account Value of the policy. The deduction is taken from the Separate Account Divisions and the GPA, excluding Policy Debt, in proportion to the values in each, on the effective date of the lapse. Please see “Surrender Charges” under “Transaction Charges” for more information.

Policy Termination could have adverse tax consequences for you. To avoid Policy Termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy In Force.

Grace Period

Before your policy terminates, we allow a Grace Period during which you can pay the amount of premium needed to increase the Account Value so that the monthly charges can be paid. We will mail you a notice stating this amount.

The Grace Period begins on the date the monthly charges are due. It ends 61 days after the date we mail you the notice.

During the Grace Period, the policy will stay In Force. If the Insured dies during this period and the amount of premium has not been paid, we will pay the death benefit proceeds, reduced by the amount of the unpaid monthly charges and any Policy Debt.

If we do not receive the required payment by the end of the Grace Period, the policy will terminate without value at the end of the Grace Period. We will return a premium payment if it is less than the minimum amount needed to avoid termination.

During the Grace Period, certain financial transactions cannot be processed (transfers, withdrawals, loans). You must pay the premium due before subsequent financial transactions can be processed.

The Company’s mailing of a Policy Termination or a lapse notice to you constitutes sufficient notice of cancellation of coverage.

Reinstating Your Policy

If your policy terminates, you may be able to reinstate it. You may not, however, reinstate your policy if:

•	you surrendered it (unless required by law); or

•	five years have passed since it terminated.

To reinstate your policy, we will need:

•	a written application to reinstate;

•	evidence, satisfactory to us, that the Insured is still insurable;

•	a premium payment sufficient to keep the policy In Force for three months after reinstatement. The minimum amount of this premium payment will be quoted upon request; and

•	a MEC Notice and Acknowledgement form, if the reinstated policy would be a MEC (please see “Policy After You Reinstate” below, and the “Federal Income Tax Considerations” section).

We will not apply the required premium for reinstatement to any investment option until we have approved your reinstatement application.

The policy will be reinstated after your application has been approved by us and the required premium is received in Good Order at our Administrative Office. The Reinstatement Date will be the Valuation Date on or immediately following the date we determine the application and payment to be in Good Order. We will assess monthly charges due to us upon reinstatement of your policy as of the Reinstatement Date.

Policy After You Reinstate

If you reinstate your policy, the Selected Face Amount will be the same as it was when the policy terminated. Your Account Value will be:

(1)	the premium paid to reinstate your policy, less

(2)	the premium expense charge, less

(3)	applicable monthly charges due.

Additionally, if the policy lapsed during a period when a surrender charge applied, surrender charges equal to the amount and period applicable when the policy lapsed will apply to the reinstated policy.

We do not reinstate Policy Debt.

If you reinstate your policy, it may become a MEC under current federal tax law. Please consult your tax adviser. More information on MECs is included in the “Federal Income Tax Considerations” section.

Reinstatement will not reverse any adverse tax consequences caused by Policy Termination unless it occurs within 90 days of the end of the Grace Period. In no situation, however, can adverse tax consequences that are a result of Policy Debt be reversed.

Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. The information is not written or intended as tax or legal advice. You are encouraged to seek legal and tax advice from a qualified tax adviser. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code of 1986, as amended (IRC), Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to ensure that it continues to qualify as life insurance for tax purposes.

No attempt is made in this prospectus to consider any applicable state or other tax laws.

Policy Proceeds and Loans

We believe the policy meets the IRC definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the beneficiary’s gross income under federal tax law. If you sell the policy or there is a transfer for value under IRC Section 101(a)(2), all or a portion of the death benefit under the policy may become taxable unless an exception applies.

As a life insurance policy under the IRC, the gain accumulated in the policy is not taxed until it is withdrawn or otherwise accessed. Any gain withdrawn from the policy is taxed as ordinary income.

From time to time, the Company may be entitled to certain tax benefits related to the investment of Company assets, including those comprising the policy value. These tax benefits, which may include foreign tax credits and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.

The following information applies only to a policy that is not a MEC under federal tax law. Please see “Modified Endowment Contracts” later in this section for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis (also referred to as investment in the contract) in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000 in the aggregate; then, only the excess over $10,000 is taxable.

However, special rules apply to certain withdrawals associated with a decrease in the policy death benefit. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a policy is issued; and

•	there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the policy for its Cash Surrender Value, all or a portion of the distribution may be taxable as ordinary income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the Account Value, reduced by any surrender charges, but not reduced by any outstanding Policy Debt. Therefore, if there is a loan on the policy when the policy is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your taxable income as a result of the surrender.

To illustrate how Policy Termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000, your Account Value is $15,000, you have no surrender charges, and you have received no other distributions and taken no withdrawals under the policy. If, in this example, you have an outstanding Policy Debt of $14,000, you would receive a payment equal to the Cash Surrender Value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 Account Value minus $10,000 cost basis).

The potential that Policy Debt will cause taxable income from Policy Termination to exceed the payment received at termination also may occur if the policy terminates without value. Factors that may contribute to these potential situations include:

•	amount of outstanding Policy Debt at or near the maximum loan value;

•	unfavorable investment results affecting your policy Account Value;

•	increasing monthly policy charge rates due to increasing Attained Age of the Insured;

•	high or increasing amount of Insurance Risk, depending on death benefit option and changing Account Value; and

•	increasing policy loan rates if the adjustable policy loan rate is in effect.

One example occurs when the Policy Debt Limit is reached. If, using the previous example, the Account Value were to decrease to $14,000 due to unfavorable investment results, and the policy were to terminate because the Policy Debt Limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 Account Value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding Policy Debt to reach the Policy Debt Limit.

To avoid Policy Terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy In Force.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your registered representative and your tax adviser at least annually, and take appropriate preventative action.

We believe that, under current tax law, any loan taken under the policy will be treated as Policy Debt of the Owner. If your policy is not a MEC, the loan will not be considered income to you when received.

Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade or business” or “investment” purposes, provided that you meet certain narrow criteria.

If the Owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds.

Investor Control and Diversification

There are a number of tax benefits associated with variable life insurance policies. Gains on the Net Investment Experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers among Separate Account Divisions also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the Owner, has control of the investments underlying the various Separate Account Divisions for the policy to qualify as life insurance.

You may make transfers among Separate Account Divisions, but you may not direct the investments each Separate Account Division makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether an Owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest Account Values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already In Force.

Consequently, we reserve the right to further limit Net Premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

In addition, the IRC requires that the investments of the Separate Account Divisions be “adequately diversified” in order for a policy to be treated as a life insurance contract for federal income tax purposes. It is intended that the Separate Account Divisions, through their underlying investment Funds, will satisfy these diversification requirements.

Modified Endowment Contracts

If a policy is a Modified Endowment Contract (MEC) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the Account Value (both loaned and non-loaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the Account Value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

If any amount is taxable as a distribution of income under a MEC, it may also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual Owners. The penalty tax will not apply to distributions:

•	made on or after the date the taxpayer attains age 59½; or

•	made because the taxpayer became disabled; or

•	made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the “7-pay test.” A policy fails this test if:

(1)	the accumulated amount paid under the policy at any time during the first seven contract years exceeds

(2)	the total premiums that would have been payable at that time for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy will always be treated as a MEC if it is issued as part of an IRC  Section 1035 tax-free exchange from a life insurance policy that was already a MEC.

If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit during a 7-pay testing period, we will retest the policy using the lower death benefit amount, from the start of that testing period. If the reduction in death benefit causes the policy to fail the 7-pay test for any prior Policy Year, the policy will be treated as a MEC beginning in the Policy Year in which the reduction takes place.

Any reduction in benefits attributable to the non-payment of premiums will not be taken into account if the benefits are reinstated within 90 days after the reduction in such benefit.

We will retest whenever there is a “material change” to the policy while it is In Force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or cause the policy to become a MEC.

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC to the extent of gain in the policy. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy failing the 7-pay test. The IRC authorizes the issuance of regulations providing that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, such written authority has not yet been issued.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of gain accumulated in that particular policy. For purposes of determining the amount of taxable income received from a MEC, the law considers the total of all gain in all the MECs issued within the same calendar year to the same Owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total gain.

Other Tax Considerations

A change of the Owner or an Insured, or an exchange or assignment of the policy, may cause the Owner to recognize taxable income.

The impact of federal income taxes on values under the policy and on the benefit to you or your beneficiary depends on MassMutual’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not currently significant, and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each Owner or beneficiary.

Qualified Plans

The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or an IRC Section 403(b) custodial account.

While the policy is owned by the qualified plan, we will only pay amounts under the policy while the Insured is still living (e.g., withdrawals, surrenders, and loans) to the qualified plan trustee or plan administrator. We will not make such payments directly to any other party, including the Insured participant. The only exception is for a Keogh plan, where the Insured participant is also the policy owner.

Employer-Owned Policies

The IRC contains certain notice and consent requirements for ‘‘employer-owned life insurance’’ policies. The IRC defines ‘‘employer-owned life insurance’’ as a life insurance contract:

•	that is owned by a person or entity engaged in a trade or business (including policies owned by related or commonly controlled parties);

•	insuring the life of a U.S. citizen or resident who is an employee on the date the contract is issued; and

•	under which the policyholder is directly or indirectly a beneficiary.

The tax-free death benefit for employer-owned life insurance is limited to the amount of premiums paid unless certain notice and consent requirements are met. The notice requirements are met if, before the contract is issued, the employee is notified in writing of the following:

•	the employer intends to insure the employee’s life;

•	the maximum Selected Face Amount for which the employee could be insured at the time the contract was issued; and

•	the employer will be the beneficiary of any proceeds payable on the death of the employee.

Prior to issuance of the contract, the employee must provide written consent to being insured under the contract and to continuation of the coverage after employment terminates.

The law also imposes annual reporting and record keeping requirements for businesses owning employer-owned life insurance policies. The employer must maintain records of the employer’s notice and the employee’s consent, and must file certain annual reports with the IRS.

Provided that the notice and consent requirements are satisfied, the death proceeds of an employer-owned life insurance policy will generally be income tax-free in the following situations:

(1)	At the time the contract is issued, the insured employee is a director, highly compensated employee, or highly compensated individual within the meaning of IRC Section 101(j)(2)(A)(ii);

(2)	The Insured was an employee at any time during the 12-month period before his or her death;

(3)	The proceeds are paid to a member of the Insured’s family, an individual who is the designated beneficiary of the Insured under the contract, a trust established for the benefit of any such member of the family or designated beneficiary, or the Insured’s estate; or

(4)	The proceeds are used to purchase an equity interest in the employer from any of the persons described in (3).

Death proceeds that do not fall within one of the enumerated exceptions will be subject to ordinary income tax (even if the notice and consent requirements were met), and MassMutual will report payment of taxable proceeds to the IRS, where applicable.

Business Uses of Policy

Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. The Internal Revenue Service and Treasury have issued guidance that may substantially affect these arrangements. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.

Tax Shelter Regulations

Prospective Owners that are corporations should consult a tax adviser about the treatment of the policy under the Treasury Regulations applicable to corporate tax shelters.

Generation Skipping Transfer Tax Withholding

Under certain circumstances, the IRC may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the IRC may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

Withholding

To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico

Income received by residents of Puerto Rico under life insurance policies issued by a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Non-Resident Aliens and Foreign Entities

Generally, a distribution from a contract to a non-resident alien or foreign entity is subject to federal income tax withholding at a rate of 30% of the amount of the income that is distributed. A non-resident alien is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the IRS. Some distributions to non-resident aliens or foreign entities may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN (or the equivalent entity form), providing us with:

•	proof of residency (in accordance with IRS requirements); and

•	the applicable taxpayer identification number.

If the above conditions are not met, we will withhold 30% of the income from the distribution. Additionally, under the Foreign Account Tax Compliance Act, effective July 1, 2014, U.S. withholding may be required for certain entity owners (including foreign financial institutions and non-financial foreign entities (such as corporations, partnerships and trusts)) at a rate of 30% without regard to lower treaty rates.

Sales to Third Parties

If you sell your policy  to a viatical settlement provider, and the Insured is considered terminally or chronically ill within the meaning of IRC Section 101(g), the proceeds of the sale will be treated as death benefit proceeds, and will generally be received by you income tax-free.

However, the sale of your policy to an unrelated investor in a sale that does not qualify as a viatical settlement may have adverse tax consequences. IRS guidance issued in 2009 provides that the gain from such a sale is taxed as ordinary income to the extent that you would have realized ordinary income if you had instead surrendered your policy. Any amount you receive in excess of that amount is taxed as capital gain income. Under the Tax Cuts and Jobs Act of 2017, these sales may qualify as reportable sales and require the purchaser and the contract issuer to report the sale to the seller and the IRS. Previously the IRS had taken the position that your cost basis in the policy for computing the gain on the sale must be decreased by the cumulative cost of insurance charge incurred prior to the sale. The Tax Cuts and Jobs Act of 2017 provides that for reportable sales that take place after August 25, 2009, no reduction in the cost basis for the cost of insurance incurred is required.

Medicare Hospital Insurance Tax

A Medicare Hospital Insurance Tax (known as the ‘‘Unearned Income Medicare Contribution’’) applies to all or part of a taxpayer’s ‘‘net investment income,’’ at a rate of 3.8%, when certain income thresholds are met. ‘‘Net investment income’’ is defined to include, among other things, non-qualified annuities and net gain attributable to the disposition of property.

Under final regulations, this definition includes the taxable portion of any annuitized payment from a life insurance contract and it may also include the gain from the sale of a life insurance contract. Under current guidance we are required to report to the IRS whether a distribution is potentially subject to the tax. You should consult a tax adviser as to the potential impact of the Medicare Hospital Insurance Tax on your policy.

Other Information

Other Policy Rights and Limitations

Right to Assign the Policy

Generally, you may assign the policy as collateral for a loan or other obligation. For any assignment we allow to be binding on us, we must receive, in Good Order, written notice of the assignment and a signed copy of it at our Administrative Office. We are not responsible for the validity of any assignment. If you assign your policy, certain of your rights may only be exercised with the consent of the assignee of record.

Possible Restrictions on Financial Transactions

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment or block an Owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, loans, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your policy to government regulators.

Delay of Payment of Proceeds from the GPA

We may delay payment of any Cash Surrender Values, withdrawals, and loan proceeds that are based on the GPA for up to six months from the date the request is received at our Administrative Office.

We will add interest to the surrender or withdrawal payment if we delay payment for more than 10 working days and the amount of interest is at least $25. The amount of interest, if any, will be credited at the same rate that is paid under the interest payment option.

Delay of Payment of Proceeds from the Separate Account

We may suspend or postpone transfers from the Separate Account Divisions, or delay payment of the Cash Surrender Values, withdrawals, loan proceeds and death benefits from the Separate Account during any period when:

•	it is not reasonably practicable to determine the amount because the NYSE is closed (other than customary weekend and holiday closings);

•	trading is restricted by the SEC;

•	an emergency exists as a result of which disposal of shares of the Funds is not reasonably practicable or we cannot reasonably value the shares of the Funds; or

•	the SEC, by order, permits us to delay payment in order to protect our Owners.

If, pursuant to SEC rules, a money market Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from a money market division until the Fund is liquidated.

Distribution

The policies are no longer for sale to the public. While the policies were offered for sale, they were sold by registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual. Pursuant to an underwriting agreement with the Company, on its own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the policies sold by its registered representatives.

MMLIS is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA). MMLIS receives compensation for its actions as principal underwriter of the policies.

Commissions and Allowances Paid to MMLIS

Commissions for sales of the policies by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives.

Commissions are a percentage of the premium paid in each year of coverage and differ for premiums paid up to the Target Premium and for premiums paid in excess of the Target Premium. The Target Premium is based on the issue age, gender and risk classification of the Insured.

The maximum commission percentages we pay to MMLIS registered representatives and broker-dealers are:

First Year Commission	Commission in Years 2 - 10	Commission in Years 11+
50% of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium	6% of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium	2% of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium

Additional Compensation Paid to MMLIS

Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency (policy retention). Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of this policy may help these registered representatives and their supervisors qualify for such benefits. MMLIS registered representatives who are also General Agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the policy by their registered representatives.

Compensation in General

The compensation arrangements described in the paragraphs above may have provided a registered representative with an incentive to sell this policy over other available policies whose issuers did not provide such compensation or which provided lower levels of compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this policy.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments (if applicable) and other payments that we receive from certain Funds to help us make these cash and non-cash payments.

Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer, depending on the agreement between the representative and their firm. MassMutual is not involved in determining compensation paid to a registered representative of an unaffiliated broker-dealer. You may contact, as applicable, MMLIS or your registered representative to find out more information about the compensation they may receive in connection with your purchase of a policy.

Computer System, Cybersecurity, and Service Disruption Risks

The Company and its business partners rely on computer systems to conduct business, including customer service, marketing and sales activities, customer relationship management and producing financial statements. While the Company and its business partners have policies, procedures, automation and backup plans designed to prevent or limit the effect of failures, our respective computer systems may be vulnerable to disruptions or breaches as the result of natural disasters, man-made disasters, criminal activity, pandemics, or other events beyond our control. The failure of our or our business partners’ computer systems for any reason could disrupt operations, result in the loss of customer business and adversely impact profitability.

The Company and its business partners retain confidential information on our respective computer systems, including customer information and proprietary business information. Any compromise of the security of our or our business partners’ computer systems that results in the disclosure of personally identifiable customer information could damage our reputation, expose us to litigation, increase regulatory scrutiny and require us to incur significant technical, legal, and other expenses. The risk of cyber-attacks may be higher during periods of geopolitical turmoil (such as the Russian invasion of Ukraine and the responses by the United States and other governments).

Geopolitical and other events, including natural disasters, war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events, and widespread disease, including pandemics (such as COVID-19) and epidemics, have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Company. These events may adversely affect computer and other systems on which the Company relies, interfere with the processing of contract-related transactions (including the processing of orders from Owners and orders with the Funds) and the Company’s ability to administer this contract in a timely manner, or have other possible negative effects. These events may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying the contract to lose value. There can be no assurance that we, the Funds or our service providers will avoid losses affecting the contract due to these geopolitical and other events. If we are unable to receive U.S. mail or fax transmissions due to a closure of U.S. mail delivery by the government or due to the need to protect the health of our employees, you may still be able to submit transaction requests to the Company electronically or over the telephone. Our inability to receive U.S. mail or fax transmissions may cause delays in the pricing and processing of transaction requests submitted to us by U.S. mail or by fax during that time period.

Legal Proceedings

The Company is subject to legal and regulatory actions, including class action lawsuits, in the ordinary course of its business. Our pending legal and regulatory actions include proceedings specific to us, as well as proceedings generally applicable to business practices in the industry in which we operate. From time to time, we also are subject to governmental and administrative proceedings and regulatory inquiries, examinations, and investigations in the ordinary course of our business. In addition, we, along with other industry participants, may occasionally be subject to investigations, examinations, and inquiries (in some cases industry-wide) concerning issues upon which regulators have decided to focus. Some of these proceedings involve requests for substantial and/or unspecified amounts, including compensatory or punitive damages.

While it is not possible to predict with certainty the ultimate outcome of any pending litigation proceedings or regulatory action, management believes, based on information currently known to it, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect upon the Separate Account, the ability of the principal underwriter(s) to perform in accordance with its contracts with the Company on behalf of the Separate Account, or the ability of the Company to meet its obligations under the policy.

For more information regarding the Company’s litigation and other legal proceedings, please see the notes to the Company’s financial statements contained within the  SAI.

Unclaimed Property

Every state has some form of unclaimed property law that imposes varying legal and practical obligations on insurers and, indirectly, on policy owners, Insureds, beneficiaries, and any other payees of proceeds from a policy. Unclaimed property laws generally provide for the transfer of benefits or payments under various circumstances to the abandoned property division or unclaimed property office in the state of last residence. This process is known as escheatment. To help avoid escheatment, keep your own information, as well as beneficiary and any other payee information up-to-date, including: full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. To update this information, contact our Administrative Office.

Financial Statements

We encourage both existing and prospective Owners to read and understand our financial statements and those of the Separate Account. Our audited statutory financial statements and the Separate Account’s audited U.S. GAAP financial statements are included in the SAI. You can request the SAI by contacting our Administrative Office.

Appendix A

Funds Available Under the Policy

The following is a list of Funds currently available under the policy. This list of Funds is subject to change, as discussed in this prospectus for the policy. Before you invest, you should review the prospectuses for the Funds. These prospectuses contain more information about the Funds and their risks and may be amended from time to time. You can find the prospectuses and other information about the Funds online at www.MassMutual.com/VLP. You can also request this information at no cost by calling (800)  272-2216 or sending an email request to MassMutualServiceCenter@MassMutual.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Money Market	MML VIP Barings U.S. Government Money Market Fund (Initial Class)(1)(2) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.52%	3.80%	2.87%	1.80%
Fixed Income	MML VIP Barings Core Bond Fund (Initial Class)(3) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.45%	7.85%	0.48%	2.64%
Balanced	MML VIP BlackRock® Balanced Fund (Initial Class)(4)(5) Adviser: MML Investment Advisers, LLC Sub-Adviser: BlackRock Investment Management, LLC	0.51%	12.84%	7.86%	9.21%
Large Cap Value	MML VIP Franklin Templeton Equity Fund (Initial Class)(6) Adviser: MML Investment Advisers, LLC Sub-Adviser: Brandywine Global Investment Management, LLC	0.44%	17.49%	13.75%	11.23%
Large Cap Blend	MML VIP BlackRock® Equity Index Fund (Class II)(7) Adviser: MML Investment Advisers, LLC Sub-Adviser: BlackRock Advisors, LLC	0.29%	17.57%	14.10%	14.50%
Small/Mid-Cap Growth	T. Rowe Price Mid-Cap Growth Portfolio Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: T. Rowe Price Investment Management, Inc.	0.84% (*)	3.55%	3.84%	9.81%
International/Global	Invesco V.I. Global Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.81%	15.32%	7.28%	11.00%
(*)	This Fund is subject to an expense reimbursement or fee waiver arrangement. As a result, this Fund’s annual expenses reflect temporary expense reductions. See the Fund prospectus for additional information.
(1)	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The yield of this Fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the division that invests in this Fund could be negative.
(2)	MML VIP Barings U.S. Government Money Market Fund formerly known as MML U.S. Government Money Market Fund.
(3)	MML VIP Barings Core Bond Fund formerly known as MML Managed Bond Fund.
(4)	These are fund-of-funds investment choices. They are known as fund-of-funds because they invest in other underlying funds. A fund offered in a fund-of-funds structure may have higher expenses than a direct investment in its underlying funds because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.
(5)	MML VIP BlackRock® Balanced Fund formerly known as MML Blend Fund.
(6)	MML VIP Franklin Templeton Equity Fund formerly known as MML Equity Fund.

(7)	MML VIP BlackRock® Equity Index Fund formerly known as MML Equity Index Fund.

Appendix B

Hypothetical Examples of the Impact of the Minimum Face Amount

Example I

Assume the following:

•	Selected Face Amount is $500,000.

•	Account Value is $50,000.

•	Policy Debt is $0.

•	Insured’s Attained Age is 45.

•	Minimum Face Amount Percentage is 314%.

The death benefit is the greater of the Selected Face Amount or the Minimum Face Amount. The Minimum Face Amount is calculated by multiplying the Account Value times the Minimum Face Amount percentage.

The death benefit will be $500,000 based on the greater of:

•	$500,000 or

•	$50,000 x 3.14 = $157,000

Example II

Assume the following:

•	Selected Face Amount is $500,000.

•	Account Value is $250,000.

•	Policy Debt is $0.

•	Insured’s Attained Age is 45.

•	Minimum Face Amount Percentage is 314%.

The death benefit is the greater of the Selected Face Amount or the Minimum Face Amount. The Minimum Face Amount is calculated by multiplying the Account Value times the Minimum Face Amount percentage.

The death benefit will be $785,000 based on the greater of:

•	$500,000 or

•	$250,000 x 3.14 = $785,000

Hypothetical Examples of the Impact of the Account Value and Premiums

Assume the following:

•	Selected Face Amount is $1,000,000.

•	Account Value is $50,000.

•	Minimum Face Amount is $219,000.

•	Policy Debt is $0.

Based on these assumptions,

•	the death benefit is $1,000,000.

If the Account Value increases to $80,000 and the Minimum Face Amount increases to $350,400,

•	the death benefit remains at $1,000,000.

If the Account Value decreases to $30,000 and the Minimum Face Amount decreases to $131,400,

•	the death benefit still remains at $1,000,000.

Appendix C

Hypothetical Examples of the Impact of Withdrawals on the Selected Face Amount

The new Selected Face Amount is the current Selected Face Amount minus the maximum of:

•	the amount derived by dividing the current Selected Face Amount by the Minimum Face Amount percentage on the date of the withdrawal (shown on your policy’s specifications pages) minus the new Account Value; or

•	0.

Example I

Assume the following:

•	Selected Face Amount is $100,000.

•	Account Value is $50,000.

•	Minimum Face Amount Percentage is 250%.

•	Minimum Face Amount is $125,000.

•	Withdrawal is $5,000.

($100,000/2.5) – ($50,000 – $5,000) = $40,000 – 45,000 = -$5,000

0 > -$5,000; therefore, the new Selected Face Amount remains at $100,000.

Example II

Assume the following:

•	Selected Face Amount is $100,000.

•	Account Value is $50,000.

•	Minimum Face Amount Percentage is 250%.

•	Minimum Face Amount is $125,000.

•	Withdrawal is $20,000.

($100,000/2.5) – ($50,000 – $20,000) = $40,000 – $30,000 = $10,000

$10,000 > 0; therefore, the new Selected Face Amount is the current Selected Face Amount minus $10,000, or $90,000.

Appendix D

Hypothetical Example – Accelerated Death Benefit Rider for Terminal Illness

The calculations below show the impact of accelerating the death benefit under this rider for a sample policy.

Policy details prior to the acceleration of the death benefit:

Death Benefit	$250,000
Account Value	$50,000

The Eligible Amount is the amount of death benefit under the policy that can be considered for acceleration.

Eligible Amount = Death Benefit - Account Value Eligible Amount = $250,000 - $50,000 = $200,000

The Amount To Be Accelerated cannot exceed 75% of the Eligible Amount, or $150,000.

The Insured is terminally ill as defined in the rider, and the Owner requests to accelerate $100,000 of death benefit. Alternatively, the Owner could request the Terminal Illness Benefit Payment amount rather than the amount to be accelerated. Assuming an Annual Interest Rate of 5%, the interest charge is calculated as follows:

Interest Charge = 5% x 100,000 / (1 + 5%) = $4,761.90

The terminal illness benefit payment is then calculated as follows:

Amount to Be Accelerated	$100,000.00
Less Interest Charge	-$4,761.90
Less administrative fee	-$250.00
Terminal Illness Benefit Payment	$94,988.10

A lien of $100,000 is placed on the policy. The death benefit after acceleration is reduced by the amount of the lien, from $250,000 to $150,000. No other policy values are impacted.

The SAI contains additional information about the Separate Account and the policy. The SAI is incorporated into this prospectus by reference and is legally part of this prospectus. We filed the SAI with the SEC.

This prospectus and the SAI are available online at www.MassMutual.com/VLP. For a free copy of other information about this policy, or general inquiries, you can contact our Administrative Office:

MassMutual Customer Service Center
PO Box 1865
Springfield, MA 01102-1865
(800) 272-2216
(866) 329-4527 (Fax)
www.MassMutual.com
MassMutualServiceCenter@MassMutual.com (Email Requests)

Reports and other information about the Separate Account, including the SAI, are also available on the SEC website (www.sec.gov) and can be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

You can also request, free of charge, a personalized illustration of death benefits, surrender values, and cash values from your registered representative or by calling our Administrative Office.

Investment Company Act file number: 811-08075
Securities Act file number: 033-23126
Class (Contract) Identifier: C000027260

LI4051

STATEMENT OF ADDITIONAL INFORMATION

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
(Depositor)

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I
(Registrant)

Variable Life Plus

April 27, 2026

This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the statutory prospectus dated April 27, 2026, for the Variable Life Plus (VLP) policy. The VLP policy and its statutory prospectus may be referred to in this SAI.

For a copy of the VLP statutory prospectus, contact your registered representative, our Administrative Office by mail at PO Box 1865, Springfield, Massachusetts 01102-1865, or by phone (800) 272-2216, or access the internet at www.MassMutual.com/VLP, or access the Securities and Exchange Commission website at www.sec.gov.

TABLE OF CONTENTS

	SAI	Prospectus
General Information and History .......................	2	19
Company ............................................	2	19
The Separate Account ................................	2	19
Services ................................................	2
Additional Information About the Operation of the Policy and the Registrant ...............................	2
Purchase of Shares in Underlying Investment Funds ..	2
Annual Reports	2
Underwriters ...........................................	3	56
Commissions ........................................	3	57
Additional Information .................................	3
Underwriting Procedures .............................	3
Increases in Selected Face Amount ...................	4	37
Performance Data ......................................	4
Experts ................................................	5
Financial Statements ...................................	5	58

1

LI4051-SAI

GENERAL INFORMATION AND HISTORY

Company

In this Statement of Additional Information, the “Company,” “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual®). MassMutual and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S., the District of Columbia and Puerto Rico. Products and services are offered primarily through MassMutual’s distribution channels: MassMutual Financial Advisors, MassMutual Strategic Distributors, Institutional Solutions and Worksite.

MassMutual was established on May 15, 1851 and is organized as a mutual life insurance company in the Commonwealth of Massachusetts. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

The Separate Account

The Company’s Board of Directors established the Separate Account (Massachusetts Mutual Variable Life Separate Account I) on July 13, 1988, as a separate investment account of MassMutual. It was established based on the laws of the Commonwealth of Massachusetts. It is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the provisions of the Investment Company Act of 1940.

Separate Account exists to keep your life insurance assets separate from our other Company assets. As such, any income, gains, or losses credited to, or charged against, the Separate Account reflect only the Separate Account’s own investment experience. At no time will the Separate Account reflect the investment experience of the Company’s other assets.

We may not use the assets in the Separate Account to pay any liabilities of the Company other than those arising from the VLP policies. We may, however, transfer to our General Investment Account any assets that exceed anticipated obligations of the Separate Account. We are required to pay, from our general assets, if necessary, all amounts promised under the VLP policies. In the event that the assets in the Separate Account exceed the liabilities, the Company may only withdraw seed capital and earned fees and charges.

SERVICES

The Company holds title to the assets of the Separate Account. The Company maintains the records and accounts relating to the Guaranteed Principal Account, the Separate Account, the segment within the Separate Account established to receive and invest premium payments for the policies, and divisions of that segment. The Company’s principal business address is 1295 State Street, Springfield, Massachusetts 01111-0001.

ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICY AND THE REGISTRANT

Purchase of Shares in Underlying Investment Funds

Shares are purchased and redeemed at net asset value. Fund dividends and capital gain distributions are automatically reinvested, unless the Company, on behalf of the Separate Account, elects otherwise.

Because the underlying funds are also offered in variable annuity contracts, it is possible that conflicts could arise between the owners of variable life insurance policies and the owners of variable annuity contracts. If a conflict exists, the fund’s board will notify the insurers and take appropriate action to eliminate the conflict. Additionally, if the insurer becomes aware of such conflicts, the insurer will work with the underlying fund’s board to resolve the conflict.

Annual Reports

Each year within the 30 days following the Policy Anniversary date, we will provide the policy owner a report showing the following policy information:

•	the Account Value at the beginning of the previous Policy Year;

•	all premiums paid since that time;

•	all additions to and deductions from the Account Value during the year; and

•	the Account Value, death benefit, Net Surrender Value and Policy Debt as of the current Policy Anniversary. This report may contain additional information if required by any applicable law or regulation.

2

UNDERWRITERS

The policies were sold by registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual. Pursuant to a separate underwriting agreement with MassMutual, on its own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the policies sold by its registered representatives.

MMLIS is located at 1295 State Street, Springfield, MA 01111-0001. MMLIS is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA).

During the last three years, MMLIS was paid the compensation amounts shown below for its actions as principal underwriter for the policies described in the statutory prospectus.

Year	MMLIS
2025	$2,288
2024	$4,633
2023	$5,656

This number does not include allowances or bonuses.

We no longer offer this policy for sale to the public. However, policy owners may continue to make premium payments to their policies.

Commissions

Commissions are a percentage of the premium paid in each year of coverage and differ or premiums paid up to the Target Premium and for premiums paid in excess of the Target Premium. The Target Premium is based on the issue age, gender, and risk classification of the Insured. We also pay a renewal commission after the first Policy Year that is a percentage of the average monthly Account Value for the policies.

Commissions for sales of the policies by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives.

During the last three years, commissions, as described in the statutory prospectus, were paid by MassMutual through MMLIS as shown below.

Year	MMLIS
2025	$23,172
2024	$25,821
2023	$27,156

ADDITIONAL INFORMATION

Underwriting Procedures

Before issuing a policy, we required evidence of insurability. This means that;

1.	you had to complete an application and submit it to our Administrative Office; and

2.	we usually required that the proposed insured have a medical examination.

Acceptance was subject to completion of all underwriting requirements and our underwriting rules.

Insurance charges will be determined on each Policy Anniversary based on a number of factors including, but not limited to, our expectations for future mortality, investment earnings, persistency and expense results, capital and reserve requirements, taxes, future profits, and other factors unrelated to mortality experience. The insurance charge rate will not exceed those shown on the policy’s specifications pages, which are based on the 1980 Commissioners’ Standard Ordinary Mortality Table (1980 CSO), male or female (unisex rates may be required in some states), the Nonsmoker or Smoker Table, and age of the Insured on their nearest birthday.

Special risk classifications are used when mortality experience in excess of the standard risk classifications is expected. These substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a multiple of the 1980 CSO, male or female (unisex rates may be required in some situations), the Nonsmoker or Smoker Table, and age of the Insured on their nearest birthday plus any flat extra amount assessed. The multiple will be based on the Insured’s substandard rating.

There are two non-rated classifications: non-smoker, and smoker.

3

Increases in Selected Face Amount

A Selected Face Amount increase is accomplished by issuing an additional insurance coverage segment. Each such segment has a distinct issue age and risk classification for the Insured, and a distinct target premium.

It is possible for risk classifications of prior segments to change in order to match the risk classification of a new segment. In cases where the risk classifications are different, the Company may change the risk classification of prior segments if doing so will reduce the mortality charges associated with the prior segments. However, the Company will not change the risk classifications of prior segments when the Selected Face Amount increase coincides with a conversion of an existing term life insurance policy, unless evidence of insurability acceptable to us is provided. In addition, the Company will not change the risk classifications of prior segments if doing so will increase the mortality charges associated with the prior segments. Changing the risk classifications of prior segments may impact the maximum premium limits, MEC premiums and Minimum Death Benefit under the Cash Value Accumulation Test.

If you increase the Selected Face Amount, the mortality charge will increase. In addition, a separate surrender charge schedule will apply during the first 15 years of the segment’s coverage.

Premium payments received once an increase in Selected Face Amount becomes effective will be allocated to each segment of the Selected Face Amount. The premium allocation will be made on a pro rata basis. If the Account Value (or Cash Surrender Value if there is Policy Debt) is insufficient to continue the changed policy In Force for three months at the new monthly charges and interest, we will require a premium payment sufficient to increase the Account Value to such an amount.

PERFORMANCE DATA

From time to time, we may report historical performance for the Separate Account Divisions available under the policy. The investment performance figures are calculated using the actual historical performance of the investment options for the periods shown in the report. When applicable, the performance will include periods before the policy was available for sale.

The performance returns in these reports will reflect deductions for management fees and all other operating expenses of the underlying investment funds and an annual deduction for the Mortality and Expense Risk Charge. The returns will not reflect any deductions from premiums, monthly charges assessed against the Account Value of the policies, policy surrender charges, or other policy charges, which, if deducted, would reduce the returns.

From time to time, we may also report actual historical performance of the investment funds underlying each Separate Account Division. These returns will reflect the fund operating expenses but they will not reflect the Mortality and Expense Risk Charge, any deductions from premiums, monthly charges assessed against the Account Value of the policies, policy surrender charges, or other policy charges. If these expenses and charges were deducted, the rates of return would be significantly lower.

The rates of return we report will not be illustrative of how actual investment performance will affect the benefits under the policy. Neither are they necessarily indicative of future performance. Actual rates may be higher or lower than those reported.

We currently post investment performance reports for the underlying Funds available in VLP at www.MassMutual.com/VLP. You can also request a copy of the most recent report from your registered representative or by calling our Administrative Office at (800) 272-2216, Monday – Friday, 8 AM to 8 PM Eastern Time. Questions about the information in these reports should be directed to your registered representative.

We may also distribute sales literature that includes historical performance of broad market indices, such as the Standard & Poor’s 500 Stock Index® and the Dow Jones Industrial Average. These indices are provided for informational purposes only.

4

EXPERTS

The financial statements of Massachusetts Mutual Variable Life Separate Account I as of December 31, 2025 and for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended and the statutory financial statements of Massachusetts Mutual Life Insurance Company (the Company) as of December 31, 2025 and 2024, and for each of the years in the three-year period ended December 31, 2025, each have been included in this Statement of Additional Information herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, each of which are also included herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP’s report, dated February 26, 2026, states that the Company prepared its financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (statutory accounting practices), which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, KPMG LLP’s report states that the financial statements of the Company are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with the statutory accounting practices. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

FINANCIAL STATEMENTS

The December 31, 2025 financial statements of Massachusetts Mutual Variable Life Separate Account I and the December 31, 2025 financial statements of Massachusetts Mutual Life Insurance Company are incorporated into this SAI by reference to Massachusetts Mutual Variable Life Separate Account I’s most recent Form N-VPFS (“Form N-VPFS”) filed with the SEC.

5

LI4051-SAI

PART C
OTHER INFORMATION

Item 30.       Exhibits

Exhibit (a)

Board of Directors of Massachusetts Mutual Life Insurance Company authorizing the establishment of the Separate Account I – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021

Exhibit (b)	Not Applicable
Exhibit (c)	i.

Underwriting and Servicing Agreement dated December 16, 2014 by and between MML Investors Services, LLC and Massachusetts Mutual Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

Exhibit (d)	i.	Form of Flexible Premium, Variable, Whole Life Insurance Policy – Incorporated by reference to Post-Effective Amendment No. 40 to Registration Statement File No. 033-23126 filed April 28, 2022
	ii.	Form of Accelerated Death Benefit Rider – Incorporated by reference to Post-Effective Amendment No. 32 to Registration Statement File No. 033-82060 filed April 28, 2022
	iii.	Form of Accidental Death Benefit Rider – Incorporated by reference to Post-Effective Amendment No. 41 to Registration Statement File No. 033-19605 filed April 28, 2022
	iv.	Form of Insurability Protection Rider – Incorporated by reference to Post-Effective Amendment No. 41 to Registration Statement File No. 033-19605 filed April 28, 2022
	v.	Form of Waiver of Monthly Charges Rider – Incorporated by reference to Post-Effective Amendment No. 41 to Registration Statement File No. 033-19605 filed April 28, 2022
Exhibit (e)

Form of application for Flexible Premium, Variable, Whole Life Insurance Policy – Incorporated by reference to Post-Effective Amendment No. 41 to Registration Statement File No. 033-19605 filed April 28, 2022

Exhibit (f)	i.

Copy of Charter documentation as amended through August 10, 2008 of Massachusetts Mutual Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

ii.

By-Laws of Massachusetts Mutual Life Insurance Company as adopted April 8, 2015 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

Exhibit (g)	Reinsurance Contracts
	i.	Employers Reassurance Corporation
a.

Automatic and Facultative YRT Agreement (MML Bay State Life Insurance Company and Massachusetts Mutual Life Insurance Company) dated January 1, 1999 and amendments dated January 1, 1999, January 1, 1999, January 1, 1999, January 1, 1999, September 1, 1999, June 15, 2001, July 1, 2001, February 29, 2004, April 10, 2006 and September 1, 2006 – Incorporated by reference to Post-Effective Amendment No. 29 to Registration Statement File No. 033-19605 filed April 25, 2012

			1.	Amendments effective May 1, 2012 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-49457 filed April 23, 2013
			2.	Amendment effective March 12, 2013 – Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 033-82060 filed April 28, 2014
	ii.	Munich American Reassurance

a.

Automatic and Facultative YRT Agreement (MML Bay State Life Insurance Company and Massachusetts Mutual Life Insurance Company) dated January 1, 1999 and amendments dated January 1, 1999, January 1, 1999 and January 1, 1999 – Incorporated by reference to Post-Effective Amendment No. 29 to Registration Statement File No. 033-19605 filed April 25, 2012

		1.	Amendments dated October 1, 1999 – Incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement File No. 033-82060 filed April 25, 2012
		2.	Amendments dated September 1, 2006 and January 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-50410 filed April 26, 2011
		3.	Amendment dated August 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement File No. 333-150916 filed April 25, 2011
		4.	Amendment dated August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-150916 filed April 25, 2012
5.

Amendments dated January 1, 1999, September 1, 1999, June 15, 2001 and March 1, 2004 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457 filed April 25, 2012

		6.	Amendments effective January 1, 1999 and July 30, 2012 – Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement File No. 333-150916 filed April 23, 2013
		7.	Amendment effective January 1, 1999 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014
		8.	Amendments effective May 1, 2012 and May 21, 2013 – Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 033-82060 filed April 28, 2014
		9.	Amendments effective August 28, 2014 and August 28, 2014 – Incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement File No. 033-82060 filed April 29, 2015
		10.	Amendment effective December 31, 2016 – Incorporated by reference to Post-Effective Amendment No. 31 to Registration Statement File No. 033-82060 filed April 28, 2021
		11.	Amendments effective October 1, 2018 and August 1, 2019 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-150916 filed April 28, 2020
		12.	Amendment effective January 1, 2022 – Incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement File No. 333-22557 filed April 25, 2024
iii.	RGA Reinsurance Company /Allianz Life Insurance Company of North America
a.

Automatic and Facultative YRT Agreement (MML Bay State Life Insurance Company and Massachusetts Mutual Life Insurance Company) dated January 1, 1999 and amendments dated January 1, 1999, January 1, 1999, January 1, 1999, January 1, 1999 and October 1, 1999 – Incorporated by reference to Post-Effective Amendment No. 29 to Registration Statement File No. 033-19605 filed April 25, 2012

		1.	Amendments dated January 1, 2002, September 1, 2006 and January 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-50410 filed April 26, 2011
		2.	Amendment dated August 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement File No. 333-150916 filed April 26, 2011
		3.	Amendment dated August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-150916 filed April 25, 2012
4.

Amendments dated January 1, 1999, January 1, 1999, September 1, 1999, June 15, 2001 and March 1, 2004 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457 filed April 25, 2012

		5.	Amendments effective January 1, 2012 and July 30, 2012 – Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement File No. 333-150916 filed April 23, 2013
		6.	Amendment effective January 1, 1999 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014
		7.	Amendment effective May 1, 2012 – Incorporated by reference to Post-Effective Amendment No. 30 to Registration Statement File No. 033-19605 filed April 29, 2014
		8.	Amendment effective May 21, 2013 – Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 033-82060 filed April 28, 2014

			9.	Amendment effective August 1, 2013 – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-50410 filed April 28, 2014
			10.	Amendments effective August 28, 2014 and August 28, 2014 – Incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement File No. 033-82060 filed April 29, 2015
			11.	Amendment effective December 31, 2016 – Incorporated by reference to Post-Effective Amendment No. 31 to Registration Statement File No. 033-82060 filed April 28, 2021
			12.	Amendments effective October 1, 2018 and August 1, 2019 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-150916 filed April 28, 2020
Exhibit (h)	i.	Participation, Selling, Servicing Agreements:
		a.	AIM Funds (Invesco Funds)
1.

Participation Agreement dated April 30, 2004 with revised Schedule A as of July 6, 2005 (AIM Variable Insurance Funds, A I M Distributors, Inc., and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

				i.	Amendment No. 1 effective as of July 1, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
				ii.	Amendment No. 2 effective April 30, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
				iii.	Amendment No. 3 effective May 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
				iv.	Amendment dated May 3, 2021 regarding Rules 30e-3 and 498A – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
2.

Financial Support Agreement dated October 1, 2016 (Invesco Distributors, Inc. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement File No. 333-150916 filed April 26, 2017

				i.	Amendment No. 1 dated May 24, 2019 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
				ii.	Amendment No. 2 effective April 1, 2022 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-255824 filed April 25, 2023
3.

Administrative Services Agreement dated October 1, 2016 (Invesco Advisers, Inc. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

		b.	MML Funds
1.

Participation Agreement dated November 17, 2005 (MML Series Investment Fund, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

				i.	First Amendment effective November 17, 2005 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
				ii.	Second Amendment dated as of August 26, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
				iii.	Third Amendment dated April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
				iv.	Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
				v.	Fifth Amendment dated August 28, 2012 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
				vi.	Sixth Amendment dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
				vii.	Seventh Amendment dated August 11, 2015 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

viii.	Eighth Amendment dated February 20, 2020 – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-202684 filed April 28, 2020
ix.	Ninth Amendment dated June 2, 2021 regarding Rules 30e-3 and 498A – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-255824 filed August 24, 2021

c.	MML II Funds
1.

Participation Agreement dated November 17, 2005 (MML Series Investment Fund II, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

		i.	First Amendment effective November 17, 2005 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		ii.	Second Amendment dated as of August 26, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iii.	Third Amendment dated as of April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iv.	Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		v.	Fifth Amendment dated August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		vi.	Sixth Amendment dated and effective August 28, 2012 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		vii.	Seventh Amendment dated and effective November 12, 2012 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		viii.	Eighth Amendment dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		ix.	Ninth Amendment dated August 11, 2015 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		x.	Tenth Amendment dated February 20, 2020 – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-202684 filed April 28, 2020
		xi.	Eleventh Amendment dated June 2, 2021 regarding Rules 30e-3 and 498A – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-255824 filed August 24, 2021
d.	T. Rowe Price Funds
1.

Participation Agreement dated as of June 1, 1998 (T. Rowe Price Equity Series, Inc., T. Rowe Price Investment Services, Inc. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-22557 filed April 25, 2023

i.

Amendment effective December 15, 1999 (T. Rowe Price Fixed Income Series, Inc., becomes a party) – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-22557 filed April 25, 2023

		ii.	Amendment effective May 1, 2006 – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-22557 filed April 25, 2023
		iii.	Amendment effective January 7, 2008 – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-22557 filed April 25, 2023
		iv.	Amendment effective March 21, 2013 – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-22557 filed April 25, 2023
		v.	Amendment effective September 1, 2016 – Incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement File No. 333-22557 filed April 26, 2017
		vi.	Amendment dated November 11, 2020 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-215823 filed April 28, 2021
vii.

Variable Insurance Funds NSCC Services Supplement dated December 4, 2020 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-215823 filed April 28, 2021

				viii.	Amendment dated April 7, 2021 regarding Rules 30e-3 and 498A – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-22557 filed April 25, 2023
				ix.	Amendment effective July 11, 2023 – Incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement File No. 333-22557 filed April 25, 2024
x.

Amendment to Participation Agreement effective August 21, 2025 – Incorporated by reference to Post-Effective Amendment No. 38 to Registration Statement File No. 333-22557 filed on or about April 24, 2026

2.

Administrative Fee Letter Agreement effective May 1, 2024 (T. Rowe Price Services, Inc. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement No. 333-259818 filed April 25, 2024

3.

Supplement to the Variable Insurance Portfolio Administrative Fee Agreement dated May 1, 2024 (T. Rowe Price Associates, Inc. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement No. 333-259818 filed April 25, 2024

4.

Distribution Services Agreement dated September 1, 2016 among T. Rowe Price Investment Services, Inc., Massachusetts Mutual Life Insurance Company MML Investors Services, LLC and MML Distributors, LLC. – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed December 17, 2021

				i.	Amendment dated December 9, 2021 – Incorporated by reference to Post-Effective Amendment No. 27 to Registration Statement File No. 333-49457 filed April 21, 2022
	ii.	Shareholder Information Agreements (Rule 22c-2 Agreements)
a.

AIM Investment Services, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

b.

MML Series Investment Fund effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

c.

MML Series Investment Fund II effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

d.

T. Rowe Price Services, Inc., T. Rowe Price Investment Services, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

1.

Amendment dated as of March 1, 2017 (T. Rowe Price Fixed Income Series, Inc. and T. Rowe Price Equity Series, Inc. are each made a party to the agreement) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-22557 filed April 26, 2017

			2.	Amendment dated November 11, 2020 – Incorporated by reference to Post-Effective Amendment No. 26 to Registration Statement File No. 333-49457 filed April 28. 2021
Exhibit (i)	Not Applicable
Exhibit (j)	Not Applicable
Exhibit (k)	Opinion and Consent of Counsel – Incorporated by reference to Post-Effective Amendment No. 40 to Registration Statement File No. 033-23126 filed April 28, 2022
Exhibit (l)	Not Applicable
Exhibit (m)	Not Applicable

Exhibit (n)	i.	Auditor Consents:
			•	Company Financial Statements (*)
			•	Separate Account Financial Statements (*)
	ii.	a.	Powers of Attorney for:
			•	Roger W. Crandall
			•	Kathleen A. Corbet
			•	James H. DeGraffenreidt, Jr.
			•	Mary Jane Fortin
			•	Isabella D. Goren
			•	Bernard A. Harris, Jr.
			•	Michelle K. Lee
			•	Jeffrey M. Leiden
			•	Laura J. Sen
			•	Amy M. Stepnowski
– Incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement File No. 333-255824 filed April 25, 2025
		b.	Powers of Attorney for:
			•	Gregory Giardiello
			•	David H. Long
– Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement No. 333-255824 filed September 4, 2025
		c.	Power of Attorney for:
			•	Michael Thomas Rollings
– Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement File No. 333-255824 filed December 18, 2025
iii.

Resolution Regarding the Rules and Regulations of the Board of Directors dated February 13, 2019 – Incorporated by reference to Pre-Effective Amendment No. 3 to Registration Statement File No. 333-229670 filed October 2, 2020

Exhibit (o)	Not Applicable
Exhibit (p)	Not Applicable
Exhibit (q)

SEC Procedures Memorandum dated April 23, 2026, describing Massachusetts Mutual Life Insurance Company issuance, transfer, and redemption procedures for the Policy – Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement File No. 333-229670 filed on or about April 24, 2026

(*)	filed herewith

Item 31.       Directors and Officers of the Depositor

Directors of Massachusetts Mutual Life Insurance Company

Roger W. Crandall, Director, Chairman 1295 State Street Springfield, MA 01111	Kathleen A. Corbet, Director 34 Louises Lane New Canaan, CT 06840	Isabella D. Goren, Director 8030 Acoma Lane Dallas, TX 75252
Michael T. Rollings, Director 9625 E AW Tillinghast Road Scottsdale, AZ 85262	James H. DeGraffenreidt, Jr., Director 406 Cedarcroft Road Baltimore, MD 21212	Michelle K. Lee, Director 19952 Moran Lane Saratoga, CA 95070
Jeffrey M. Leiden, Director 127 South Beach Road Hobe Sound, FL 33455	Laura J. Sen, Director 95 Pembroke Street, Unit 1 Boston, MA 02118	Amy M. Stepnowski 29 Newgate Drive Glastonbury, CT 06033
David H. Long, Director 10 Strawberry Hill Street Dover, MA 02030	Bernard A. Harris, Jr., Director 3333 Allen Parkway, #1709 Houston, Texas 77019

Principal Officers of Massachusetts Mutual Life Insurance Company

Roger W. Crandall, President and Chief Executive Officer 1295 State Street Springfield, MA 01111	Eric Partlan, Chief Investment Officer 10 Fan Pier Boulevard Boston, MA 02210
Julieta Sinisgalli, Treasurer 10 Fan Pier Boulevard Boston, MA 02210	John Rugel, Head of Operations 10 Fan Pier Boulevard Boston, MA 02210
Michael J. O’Connor, General Counsel 1295 State Street Springfield, MA 01111	Susan Cicco, Chief of Staff to the Chairman & CEO 1295 State Street Springfield, MA 01111
Mary Jane Fortin, Chief Financial Officer 10 Fan Pier Boulevard Boston, MA 02210	Sears Merritt, Head of Technology & Experience 10 Fan Pier Boulevard Boston, MA 02210
Dominic Blue, Head of Third-Party Distribution and New Markets 1295 State Street Springfield, MA 01111	Geoffrey Craddock, Chief Risk Officer 10 Fan Pier Boulevard Boston, MA 02210
Paul LaPiana, Head of Brand, Product and Affiliated Distribution 1295 State Street Springfield, MA 01111	Tokunbo Akinbajo, Corporate Secretary 1295 State Street Springfield, MA 01111
Gregory Giardiello, Corporate Controller 10 Fan Pier Boulevard Boston, MA 02210

Item 32.       Persons Controlled by or Under Common Control with the Depositor or the Registrant

– Incorporated by reference to Item 32 on Form N-6 in Post-Effective Amendment No. 6 to Registration Statement File No. 333-259818 filed on or about April 24, 2026

Item 33.       Indemnification

MassMutual directors and officers are indemnified under Article V. of the by-laws of Massachusetts Mutual Life Insurance Company, as set forth below.

ARTICLE V. of the By-laws of MassMutual provides for indemnification of directors and officers as follows:

“ARTICLE V.

INDEMNIFICATION

Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, partner, trustee, officer or employee of any foreign or domestic organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any threatened, pending or completed action, claim, suit, investigation or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened to be involved, by reason of any alleged act, omission or otherwise while serving in any such capacity, whether such action, claim, suit, investigation or proceeding is civil, criminal, administrative, arbitrative, or investigative and/or formal or informal in nature. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his or her delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any such paragraph. The termination of any action, claim, suit, investigation or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in the best interests of the Company.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.”

To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with each of its directors, and with each of its officers who serve as a director of a subsidiary of MassMutual, (a “Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Director because he or she is a director if the Director (i) acted in good faith, (ii) reasonably believed the conduct was in the Company’s best interests; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Director shall not be liable under MassMutual’s Charter or By-Laws. MassMutual further agrees to indemnify a Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Director derived an improper benefit. MassMutual will also indemnify a Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to MassMutual or its subsidiary that the Director is entitled to indemnification, MassMutual will indemnify the Director to the extent permitted by law. Subject to the Director’s obligation to pay MassMutual in the event that the Director is not entitled to indemnification, MassMutual will pay the expenses of the Director prior to a final determination as to whether the Director is entitled to indemnification.

Item 34.         Principal Underwriters

(a)

MML Investors Services, LLC (“MMLIS”) serves as principal underwriter of the contracts/policies/certificates sold by its registered representatives.

MMLIS, either jointly with certain other affiliates or individually, acts as principal underwriter for:

Massachusetts Mutual Variable Life Separate Account I, Massachusetts Mutual Variable Annuity Separate Account 1, Massachusetts Mutual Variable Annuity Separate Account 2, Massachusetts Mutual Variable Annuity Separate Account 3, Massachusetts Mutual Variable Annuity Separate Account 4, Panorama Separate Account, Connecticut Mutual Variable Life Separate Account I, MML Bay State Variable Life Separate Account I, MML Bay State Variable Annuity Separate Account 1, Panorama Plus Separate Account, C.M. Multi-Account A, C.M. Life Variable Life Separate Account I, Massachusetts Mutual Variable Life Separate Account II.

(b)	MML Investors Services, LLC is the principal underwriter for this policy. The following people are officers and directors of MML Investors Services, LLC:

DIRECTORS AND OFFICERS OF MML INVESTORS SERVICES, LLC

Name	Positions and Offices	Principal Business Address
Vaughn Bowman	Director, Chairman of the Board, Chief Executive Officer, and President	*
John Vaccaro	Director and Chairman Emeritus	*
Geoffrey Craddock	Director	10 Fan Pier Boulevard Boston, MA 02210
Paul LaPiana	Director	*
Jennifer Reilly	Director	10 Fan Pier Boulevard Boston, MA 02210
Joseph Mallee	Director, Agency Field Force Supervisor and Vice President	*
David Mink	Vice President and Chief Operations Officer	*
Frank Rispoli	Chief Financial Officer and Treasurer	10 Fan Pier Boulevard Boston, MA 02210
Edward K. Duch, III	Chief Legal Officer, Vice President, and Secretary	*
Courtney Reid	Chief Compliance Officer	*
James P. Puhala	Deputy Chief Compliance Officer	*
Michael Gilliland	Deputy Chief Compliance Officer	*
Thomas Bauer	Chief Technology Officer	*
Anthony Frogameni	Chief Privacy Officer	*
Linda Bestepe	Vice President	*
Brian Foley	Vice President	10 Fan Pier Boulevard Boston, MA 02210
James Langham	Vice President	*
Michael Thomas	Vice President	2 Park Ave New York, NY 10016
Daken Vanderburg	Vice President	*
Mary B. Wilkinson	Vice President	10 Fan Pier Boulevard Boston, MA 02210
George Randall	Field Risk Officer	*
Alyssa O’Connor	Assistant Secretary	*
Pablo Cabrera	Assistant Treasurer	10 Fan Pier Boulevard Boston, MA 02210
Jeffrey Sajdak	Assistant Treasurer	*
Elizabeth Marin	Assistant Treasurer	*
Kevin Lacomb	Assistant Treasurer	10 Fan Pier Boulevard Boston, MA 02210
Tricia Cohen	Continuing Education Officer	*
Mario Morton	Registration Manager	*
Kelly Pirrotta	AML Compliance Officer	*
John Rogan	Regional Vice President	*
Sarah Hedges	Regional Vice President	*
David Smith	Regional Vice President	*
Tanya Wilber	Regional Vice President	*

* 1295 State Street, Springfield, MA 01111-0001

(c)

Compensation From the Registrant
For information about all commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year, refer to the “Underwriters” section of the Statement of Additional Information.

Item 35.        Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111.

Item  36.        Management Services

Not Applicable

Item 37.        Fee Representation

REPRESENTATION UNDER SECTION 26(f)(2)(A) OF
THE INVESTMENT COMPANY ACT OF 1940

Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the Variable Life Plus (“VLP”) policy described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

Pursuant to the requirements of Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Wilmington, and the State of North Carolina on this 24th day of April, 2026.

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I
(Registrant)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
(Depositor)

By	ROGER W. CRANDALL * Roger W. Crandall President and Chief Executive Officer (principal executive officer) Massachusetts Mutual Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
ROGER W. CRANDALL * Roger W. Crandall	Director and Chief Executive Officer (principal executive officer)	April 24, 2026
MARY JANE FORTIN * Mary Jane Fortin	Chief Financial Officer (principal financial officer)	April 24, 2026
GREGORY GIARDIELLO * Gregory Giardiello	Corporate Controller (principal accounting officer)	April 24, 2026
KATHLEEN A. CORBET * Kathleen A. Corbet	Director	April 24, 2026
JAMES H. DEGRAFFENREIDT, JR. * James H. DeGraffenreidt, Jr.	Director	April 24, 2026
ISABELLA D. GOREN * Isabella D. Goren	Director	April 24, 2026
BERNARD A. HARRIS, JR. * Bernard A. Harris, Jr.	Director	April 24, 2026
MICHELLE K. LEE * Michelle K. Lee	Director	April 24, 2026
JEFFREY M. LEIDEN * Jeffrey M. Leiden	Director	April 24, 2026
DAVID H. LONG * David H. Long	Director	April 24, 2026
MICHAEL THOMAS ROLLINGS * Michael Thomas Rollings	Director	April 24, 2026
LAURA J. SEN * Laura J. Sen	Director	April 24, 2026
AMY M. STEPNOWSKI * Amy M. Stepnowski	Director	April 24, 2026
/s/ GARY F. MURTAGH * Gary F. Murtagh Attorney-in-Fact pursuant to Powers of Attorney

INDEX TO EXHIBITS

Item No.	Exhibit
Item 30.	Exhibit (n)	i.	Auditor Consents • Company Financial Statements • Separate Account Financial Statements